
     NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
                          PROSPECTUS DATED MAY 1, 2001
                                      FOR

                          CORPORATE SPONSORED VARIABLE
                       UNIVERSAL LIFE INSURANCE POLICIES
                                   OFFERED BY
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                  51 MADISON AVENUE, NEW YORK, NEW YORK 10010

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
PREMIUM REMITTANCE CENTER:                                   SERVICE OFFICE:
  New York Life Insurance and Annuity Corporation            New York Life Insurance and Annuity Corporation
  P.O. Box 930652                                            NYLIFE Distributors Inc.
  Kansas City, MO 64193-0652                                 Attention: Executive Benefits
  Telephone: (913) 906-4000                                  11400 Tomahawk Creek Parkway, Suite 200
                                                             Leawood KS 66211
                                                             Telephone: (913) 906-4000

     This prospectus describes a flexible premium corporate sponsored variable universal life insurance policy which New York Life Insurance and Annuity
Corporation ("NYLIAC") issues. We designed the policy to provide insurance protection for group or sponsored arrangements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.
The policyowner is the person(s) and/or entity(ies) who own(s) the policy. The policyowner has all rights of ownership while the insured is alive.

     The policy offers flexible premium payments, a choice of two death benefit options, loan privileges, increases and decreases to the policy's face amount of insurance and a choice of funding options, including a guaranteed interest option and twenty-two variable investment options. The variable investment options invest in a corresponding portfolio of a mutual fund, as specified below:

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
MAINSTAY VP SERIES FUND, INC.
--   MainStay VP Bond
--   MainStay VP Capital Appreciation
--   MainStay VP Cash Management
--   MainStay VP Convertible
--   MainStay VP Government
--   MainStay VP Growth Equity
--   MainStay VP High Yield Corporate Bond
--   MainStay VP Indexed Equity
--   MainStay VP International Equity
--   MainStay VP Total Return
--   MainStay VP Value
--   MainStay VP American Century Income & Growth
--   MainStay VP Dreyfus Large Company Value
--   MainStay VP Eagle Asset Management Growth Equity
THE ALGER AMERICAN FUND
--   Alger American Small Capitalization
CALVERT VARIABLE SERIES, INC.
--   Calvert Social Balanced
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
--   Fidelity VIP Contrafund(R) (Initial Class)
--   Fidelity VIP Equity-Income (Initial Class)
JANUS ASPEN SERIES
--   Janus Aspen Series Balanced
--   Janus Aspen Series Worldwide Growth
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
--   Morgan Stanley UIF Emerging Markets Equity
T. ROWE PRICE EQUITY SERIES, INC.
--   T. Rowe Price Equity Income

     We do not guarantee the investment performance of these investment options, which involve varying degrees of risk.

     The death benefit may, and the cash surrender value of a policy will, vary up or down depending on the performance of the investment options. There is no guaranteed minimum cash surrender value for a policy. However, while a policy is in force, a policy's death benefit will never be less than its face amount, less any policy debt. Although premiums are flexible, the policyowner may have to make additional premium payments to keep the policy in effect. We may terminate the policy if its cash surrender value less any policy debt is too small to pay the policy's monthly charges. We may also terminate the policy if there is an excess loan. In either case, we will give you a period of time to make a sufficient payment and avoid termination.

     The policyowner can borrow against or withdraw money from the policy, within limits. Loans and withdrawals will reduce the policy's death benefit and cash surrender value. The policyowner can also surrender the policy. A surrender charge will apply if the policyowner surrenders the policy during the first nine policy years. This charge may also apply if the policyowner requests a reduction of the face amount or if the policy terminates.

     The policyowner may examine the policy for a limited period of time following its delivery, and cancel it for a full refund of the greater of the cash value or premiums paid. Replacing existing insurance with this policy may not be to the policyowner's advantage.

     The policyowner should read this prospectus and keep it for further reference. It contains information that the policyowner should know before investing in a NYLIAC corporate sponsored variable universal life insurance policy. This prospectus is valid only when accompanied by the prospectuses of the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable
Series, Inc., the Fidelity Variable Insurance Products Fund, the Janus Aspen
Series, The Universal Institutional Funds, Inc., and the T. Rowe Price Equity
Series, Inc. (the "Funds," each individually a "Fund").

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE
ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

     THE POLICIES INVOLVE RISKS, INCLUDING POTENTIAL LOSS OF PRINCIPAL INVESTED.
THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY,
ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD,
OR ANY OTHER AGENCY.
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                               TABLE OF CONTENTS

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SECTION I: DEFINITION OF TERMS.........    4
SECTION II: BASIC QUESTIONS AND ANSWERS
  ABOUT US AND OUR POLICY..............    5
   1. What are NYLIAC and New York
       Life?...........................    5
   2. What variable life insurance
       policy are we offering?.........    5
   3. How is the policy available?.....    5
   4. What is the Cash Value of the
       policy?.........................    5
   5. What are the Investment Divisions
       of the Separate Account?........    5
   6. How is the value of an
       Accumulation Unit determined?...    6
   7. What is the Fixed Account?.......    6
   8. Does the policy have a Cash
       Surrender Value?................    6
   9. How long will the policy remain
       in force?.......................    6
  10. Is the amount of the death
       benefit guaranteed?.............    6
  11. Is the death benefit subject to
       income taxes?...................    7
  12. What is a modified endowment
       contract?.......................    7
  13. Can the policy become a modified
       endowment contract?.............    7
  14. What are planned premiums?.......    7
  15. What are unplanned premiums?.....    7
  16. What happens when the first
       premium is paid?................    7
  17. When are subsequent premiums put
       into the Fixed Account and the
       Separate Account?...............    8
  18. How are Net Premiums allocated
       among the Allocation
       Alternatives?...................    8
  19. What are the current charges
       against the policy?.............    8
  20. Are loans available under the
       policy?.........................    8
  21. Does the policyowner have a right
       to cancel?......................    8
  22. Can the policyowner exchange the
       policy?.........................    9
  23. How is a person's age
       calculated?.....................    9
SECTION III: CHARGES UNDER THE
  POLICY...............................   10
  Deductions from Premiums.............   10
     Sales Expense Charge..............   10

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     State Tax Charge..................   10
     Federal Tax Charge................   10
  Deductions from Accumulation Value
     and Fixed Account Value...........   10
     Monthly Contract Charge...........   10
     Cost of Insurance Charge..........   10
  Deductions from the Separate
     Account...........................   11
     Mortality and Expense Risk
       Charge..........................   11
     Other Charges for Federal Income
       Taxes...........................   11
  Fund Charges.........................   11
  Surrender Charge.....................   12
     Surrender Charge Limits...........   13
     How the Policy Works..............   13
SECTION IV: THE SEPARATE ACCOUNT, THE
  FUNDS AND THE FIXED ACCOUNT..........   14
  The Separate Account.................   14
     Your Voting Rights................   14
     Our Rights........................   14
  The Funds and the Portfolios.........   15
     MainStay VP Series Fund, Inc......   15
     The Alger American Fund...........   16
     Calvert Variable Series, Inc......   16
     Fidelity Variable Insurance
       Products Fund (VIP).............   16
     Janus Aspen Series................   16
     The Universal Institutional Funds,
       Inc.............................   16
     T. Rowe Price Equity Series,
       Inc.............................   16
  The Fixed Account....................   17
     Interest Crediting................   17
     Transfers to Investment
       Divisions.......................   17
  Investment Return....................   17
  Performance Calculations.............   18
SECTION V: GENERAL PROVISIONS OF THE
  POLICY...............................   19
  When Life Insurance Coverage Begins..   19
  Premiums.............................   19
  Payments Returned for Insufficient
     Funds.............................   19
  Termination..........................   19
  Death Benefit Under the Policy.......   19
     Selection of Life Insurance
       Benefit Table...................   20
       Corridor Table..................   21
       CVAT Table......................   22

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

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     The Effect of Investment
       Performance on the Death
       Benefit.........................   22
     Face Amount Changes...............   23
     Life Insurance Benefit Option
       Changes.........................   23
  Cash Value and Cash Surrender Value..   23
     Cash Value........................   23
     Cash Surrender Value..............   24
  Transfers............................   24
  Third Party Investment Advisory
     Arrangements......................   24
  Partial Withdrawals..................   24
  Loans................................   25
     Loan Account......................   25
     Interest on Value in Loan
       Account.........................   25
     Loan Interest.....................   26
     Repayment.........................   26
  Free Look Provision..................   26
  Exchange Privilege...................   26
SECTION VI: ADDITIONAL INFORMATION.....   27
  Directors and Principal Officers of
     NYLIAC............................   27
  Federal Income Tax Considerations....   28
  Tax Status of NYLIAC and the Separate
     Account...........................   29
     Charges for Taxes.................   29
     Diversification Standards and
       Control Issues..................   29
     Life Insurance Status of Policy...   30
     Modified Endowment Contract
       Status..........................   30
     Status of Policy After Insured is
       Age 100.........................   30

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     Surrenders and Partial
       Withdrawals.....................   31
     Loans and Interest Deductions.....   31
     Corporate Alternative Minimum
       Tax.............................   32
     Exchanges or Assignments of
       Policies........................   32
     Other Tax Issues..................   32
     Withholding.......................   32
  Reinstatement Option.................   32
  Additional Benefits Available by
     Rider.............................   33
     Adjustable Term Insurance Rider...   33
     Alternate Cash Surrender Value
       Benefit Rider...................   33
  Payment Options......................   33
     Payees............................   34
     Proceeds at Interest Options
       (Options 1A and 1B).............   34
     Life Income Option (Option 2).....   34
  Beneficiary..........................   35
  Change of Ownership..................   35
  Assignment...........................   35
  Limits on Our Rights to Challenge the
     Policy............................   35
  Misstatement of Age or Sex...........   35
  Suicide..............................   35
  When We Pay Proceeds.................   35
  Records and Reports..................   36
  Sales and Other Agreements...........   36
  Legal Proceedings....................   36
  Experts..............................   37
  Financial Statements.................   37
APPENDIX A: SURRENDER CHARGE PREMIUM
  RATES PER THOUSAND...................  A-1
FINANCIAL STATEMENTS...................  F-1

     THE POLICY IS NOT AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY JURISDICTION WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. NYLIAC DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY SUPPLEMENTAL SALES MATERIAL NYLIAC PRODUCES.

     IN CERTAIN JURISDICTIONS, DIFFERENT PROVISIONS MAY APPLY TO THE POLICY. PLEASE REFER TO THE POLICY OR ASK YOUR REGISTERED REPRESENTATIVE FOR DETAILS REGARDING YOUR PARTICULAR POLICY.

                                   SECTION I:

                              DEFINITION OF TERMS

ACCUMULATION UNIT--An accounting unit we use to calculate the value in the Investment Divisions. Net Premiums and transfers that are allocated to the Investment Divisions purchase Accumulation Units in those Investment Divisions.

ACCUMULATION VALUE--The sum of the dollar value of the Accumulation Units in all of the Investment Divisions.

ALLOCATION ALTERNATIVES--The 22 Investment Divisions of the Separate Account and the Fixed Account. Policyowners may invest in a total of 20 Allocation Alternatives at any one time.

BASE FACE AMOUNT--The initial face amount shown on page 2 of the policy, plus or minus any changes made to the initial face amount.

BENEFICIARY--The person(s) and/or entity(ies) you name to receive the death benefit after the Insured dies.

BUSINESS DAY--Generally, any day on which the New York Stock Exchange is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier.

CASH SURRENDER VALUE--An amount equal to the Cash Value less any surrender charges.

CASH VALUE--The sum of (a) the Accumulation Value, (b) the value in the Fixed Account and (c) the value in the Loan Account.

FACE AMOUNT--Base Face Amount, plus the face amount of any riders in effect, plus or minus any changes made to the face amount of any riders.

FIXED ACCOUNT--The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Funds in the Fixed Account are part of NYLIAC's general account.

FUND--An open-end management investment company.

GENERAL ACCOUNT--An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, gains or losses that are not included in the Separate Account or any other separate account. We allocate any Net Premiums you pay during the free look period to this account.

INSURED--The person whose life the policy insures.

INVESTMENT DIVISIONS--The 22 divisions of the Separate Account that are available as Allocation Alternatives under the policy.

ISSUE DATE--The date we issue the policy, as shown on page 2 of the policy.

LOAN ACCOUNT--The account that holds a portion of Cash Value for the purpose of securing any outstanding loans, including accrued interest. It is part of NYLIAC's General Account.

MONTHLY DEDUCTION DAY--The date as of which we deduct the monthly contract charge, the cost of insurance charge and a rider charge for the cost of any additional riders from the Cash Value. The first Monthly Deduction Day will be the first monthly anniversary of the Policy Date on or following the Issue Date.

NET PREMIUM--Premium you pay less the sales expense, state tax and federal tax charges.

POLICY DATE--The starting date for determining policy anniversaries, Policy Years and Monthly Deduction Days, as shown on page 2 of the policy.

POLICY DEBT--The amount of any outstanding loans under the policy, including accrued interest.

POLICY YEAR--The twelve-month period starting with the Policy Date, and each twelve-month period thereafter.

PORTFOLIOS--The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results will differ.

SEPARATE ACCOUNT--NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest premiums paid under the policies.

                                  SECTION II:

              BASIC QUESTIONS AND ANSWERS ABOUT US AND OUR POLICY

1. WHAT ARE NYLIAC AND NEW YORK LIFE?

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in all states and the District of Columbia. NYLIAC is the issuer of the policies and the depositor of the Separate Account. In addition to the policies described in this prospectus, NYLIAC issues other life insurance policies and annuities. NYLIAC is also the depositor for other NYLIAC separate accounts.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual insurance company founded in New York in 1845. NYLIAC held assets of 32.390 billion at the end of 2000. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

2. WHAT VARIABLE LIFE INSURANCE POLICY ARE WE OFFERING?

     In this prospectus we offer a flexible premium corporate sponsored variable universal life insurance policy. The policy provides a death benefit, Cash Surrender Value, loan privileges, withdrawal privileges and flexible premiums. It is called "flexible" because the policyowner may select the timing and amount of premiums and adjust the death benefit by increasing or decreasing the Face Amount (subject to certain restrictions). It is called "variable" because the death benefits, policy duration and Cash Surrender Values may go up or down depending on the performance of the Investment Division(s) to which the policyowner allocates his or her Cash Value.

     The policy is a legal contract between the policyowner and NYLIAC. The entire contract consists of the policy, the application and any riders to the policy.

3. HOW IS THE POLICY AVAILABLE?

     The policy is available as a non-qualified policy. This means that the policy is not available for use in connection with certain employee retirement plans that qualify for special treatment under the federal tax law. The minimum Base Face Amount of a policy is $25,000. The policyowner may increase the Face Amount, subject to our underwriting rules in effect at the time of the request. The Insured may not be older than age 85 as of the Policy Date or the date of any increase in Face Amount. Before issuing any policy (or increasing its face amount), the policyowner must give us satisfactory evidence of insurability. We may issue the policy based on underwriting rules and procedures which are based on NYLIAC's eligibility standards. These may include guaranteed issue underwriting. If our procedures for any group or sponsored arrangements call for less than full medical underwriting, insureds in good health may be able to obtain coverage more economically under a policy that requires full medical underwriting.

     We may issue the policy in certain states on a unisex basis. For policies issued on a unisex basis, the policyowner should disregard any reference in this prospectus that makes a distinction based on the gender of the Insured.

4. WHAT IS THE CASH VALUE OF THE POLICY?

     The Cash Value is determined by (1) the amount, frequency and timing of premiums, (2) the investment experience of the Investment Divisions the policyowner selects, (3) the interest we credit to amounts in the Fixed Account and the Loan Account, and (4) any partial withdrawals or charges we impose on the policy. The policyowner bears the investment risk of any depreciation in value of the assets underlying the Investment Divisions, but he or she also reaps the benefit of any appreciation in their value.

5. WHAT ARE THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT?

     After we deduct the sales expense, state tax and federal tax charges from your premium, the policyowner may allocate the remaining amount among up to any 20 of the 23 Allocation Alternatives. The Allocation

Alternatives consist of 22 Investment Divisions and the Fixed Account. The 22 Investment Divisions are listed on the first page of this prospectus.

6. HOW IS THE VALUE OF AN ACCUMULATION UNIT DETERMINED?

     We calculate the value of an Accumulation Unit at the end of each Business Day. We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior Business Day by the net investment factor. The net investment factor we use to calculate the value of an Accumulation Unit is equal to:

                                    (a/b)-c

          Where: a = the sum of:

                       (1) the net asset value of a Portfolio share held in the
                           Separate Account for that Investment Division determined at the end of the current day on which we calculate the Accumulation Unit value, plus

                       (2) the per share amount of any dividends or capital gain
                           distributions made by the Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which we calculate an Accumulation Unit value for that Investment Division.

                   b = the net asset value of a Portfolio share held in the
                       Separate Account for that Investment Division determined as of the end of the immediately preceding day on which we calculated an Accumulation Unit value for that Investment Division.

                   c = a factor representing the mortality and expense risk
                       charge. This factor is deducted on a daily basis. For Policy Years one through ten, it is currently equal to an annual rate of .70% of the average daily net asset value of each Investment Division's assets. For Policy Years eleven and later, we currently expect to reduce this charge to an annual rate of .30% of the average daily net asset value of each Investment Division's assets.

7. WHAT IS THE FIXED ACCOUNT?

     In addition to the Investment Divisions, the policyowner may allocate or transfer amounts to the Fixed Account. We will credit Net Premiums applied to, and any amounts transferred to, the Fixed Account with a fixed interest rate. We will set the interest rate in advance at least annually. This rate will never be less than 4% per year. Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, or amounts transferred to, less amounts withdrawn, transferred from or charged against the Fixed Account receive the interest rate in effect at that time.

8. DOES THE POLICY HAVE A CASH SURRENDER VALUE?

     The policyowner may surrender the policy at any time and receive its Cash Surrender Value less any Policy Debt. We also allow partial withdrawals subject to certain restrictions. See "Section V: General Provisions of the Policy--Cash Value and Cash Surrender Value." The Cash Surrender Value of a policy fluctuates with the investment performance of the Investment Divisions in which the policy has Cash Value and the amounts held in the Fixed Account and the Loan Account. It may increase or decrease daily.

     For federal income tax purposes, the policyowner usually is not taxed on increases in the Cash Surrender Value until he or she actually surrenders the policy. However, the policyowner may be taxed on all or a part of the amount distributed for certain partial withdrawals and loans. See "Section V: General Provisions of the Policy--Cash Value and Cash Surrender Value" and "Section VI:
Additional Information--Federal Income Tax Considerations."

9. HOW LONG WILL THE POLICY REMAIN IN FORCE?

     The policy does not automatically terminate if the policyowner does not pay the planned premiums. Payment of these premiums, however, does not guarantee the policy will remain in force. The policy terminates only when and if the Cash Surrender Value less any Policy Debt is insufficient to pay the charges deducted on each Monthly Deduction Day and the late period expires without sufficient payment.

10. IS THE AMOUNT OF THE DEATH BENEFIT GUARANTEED?

     As long as the policy remains in force, and we receive satisfactory proof of death, we will pay the death benefit less any Policy Debt.

11. IS THE DEATH BENEFIT SUBJECT TO INCOME TAXES?

     A death benefit paid under our policies may be fully excludable from the gross income of the Beneficiary for federal income tax purposes. See "Section
VI: Additional Information--Federal Income Tax Considerations."

12. WHAT IS A MODIFIED ENDOWMENT CONTRACT?

     A modified endowment contract is a life insurance policy under which the cumulative premiums paid during the first seven policy years are greater than the cumulative premiums payable under a hypothetical policy providing for guaranteed benefits upon the payment of seven level annual premiums. Certain changes to a policy after it is issued can subject it to retesting for a new seven-year period. If your policy is determined to be a modified endowment contract, any distributions, including collateral assignments, loans and partial withdrawals, are taxable if there is a gain in the policy. In addition, the policyowner may incur a penalty tax if he or she is not yet age 59 1/2 and no other exception is applicable.

13. CAN THE POLICY BECOME A MODIFIED ENDOWMENT CONTRACT?

     The policy may become a modified endowment contract. We currently test a policy when it is issued to determine whether it will be classified as a modified endowment contract. This at-issue test examines the policy for the first seven Policy Years. We base the test on the policy as issued, the first premium received, and on the assumption that there are no increases in premiums or decreases in benefits during the period. We also have procedures to monitor whether a policy may become a modified endowment contract after issue. See "Section VI: Additional Information--Federal Income Tax Considerations--Modified Endowment Contract Status."

14. WHAT ARE PLANNED PREMIUMS?

     The amount and interval of any planned premiums are shown on page two of the policy. The policyowner does not have to pay a planned premium to keep the policy in force if the Cash Surrender Value, less any Policy Debt, is enough to cover the charges made on the Monthly Deduction Day. The policyowner may increase or decrease the amount of any planned premium subject to the limits we set. However, the policyowner may not make a premium payment which would jeopardize the policy's qualification as "life insurance" under Section 7702 of the Internal Revenue Code. The policyowner may also change the frequency of premiums subject to our minimum premium rules. Planned premiums end on the policy anniversary on which the Insured is age 95.

15. WHAT ARE UNPLANNED PREMIUMS?

     While the Insured is living, the policyowner may make unplanned premium payments at any time before the policy anniversary on which the Insured is age
95. However, the policyowner may not make a premium payment which would jeopardize the policy's qualification as "life insurance" under Section 7702 of the Internal Revenue Code. If an unplanned premium would result in an increase in the death benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before accepting that payment and applying it to the policy. We also reserve the right to limit the number and amount of any unplanned premiums. See "Section V: General Provisions of the Policy--Premiums."

16. WHAT HAPPENS WHEN THE FIRST PREMIUM IS PAID?

     We will allocate the first premium (and any other premiums received on or before the last day of the free look period) to our General Account. We will deduct sales expense, state tax and federal tax charges from premiums received. Deductions made on the Issue Date will be calculated as of the later of the Policy Date or the date the premium is received. We will also deduct the monthly contract charges, cost of insurance charges and cost for any riders as of the first Monthly Deduction Day and as of each subsequent Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. The Net Premium less the monthly charges will remain in the General Account through the last day of the free look period. We will credit amounts in the General Account with interest beginning on the later of the Policy Date or the date we receive such amounts and ending on the last day of the free look period. We set the rate of interest using a fixed interest rate which we declare periodically. We will allocate Net Premiums less the monthly charges plus interest to the Investment Divisions or to the Fixed Account in accordance with the policyowner's instructions when the free look period ends.

17. WHEN ARE SUBSEQUENT PREMIUMS PUT INTO THE FIXED ACCOUNT AND THE SEPARATE ACCOUNT?

     On the Business Day that we receive a subsequent premium, we will apply the Net Premium to the Separate Account and to the Fixed Account in accordance with the policyowner's allocation election. We apply Net Premiums at the next determined Accumulation Unit value.

18. HOW ARE NET PREMIUMS ALLOCATED AMONG THE ALLOCATION ALTERNATIVES?

     The policyowner may allocate Net Premiums among the Fixed Account and any of the 22 Investment Divisions. The policyowner may also raise or lower the percentages of the Net Premium (which must be in whole number percentages) allocated to each Allocation Alternative at any time. The policyowner may invest in a total of 20 Allocation Alternatives at any one time.

19. WHAT ARE THE CURRENT CHARGES AGAINST THE POLICY?

     We deduct three charges from each premium, whether planned or unplanned. We deduct a sales expense charge of 2.25% to partially cover sales expenses. We also make deductions of 2% and 1.25% for state tax and federal tax charges, respectively.

     In addition, on each Monthly Deduction Day, we make the following deductions:

          (a) a monthly contract charge equal to $7.50 ($90.00 annually);

          (b) a monthly cost of insurance charge; and

          (c) the monthly cost for any riders attached to the policy.

     For certain underwritten policies, we may also make a deduction for any temporary flat extras as set forth on page 2 of the policy. A temporary flat extra is a charge per $1,000 of Face Amount made against the Cash Value for the amount of time specified on the policy data page. It is designed to cover the risk of substandard mortality experience which is not permanent in nature.

     The Monthly Deduction Day is shown on page two of the policy. The first Monthly Deduction Day is the first monthly anniversary of the Policy Date on or following the Issue Date. All monthly deductions are made from each of the Investment Divisions and the Fixed Account in proportion to the amount of the policy's Cash Value in each.

     Also, we deduct a mortality and expense risk charge on a daily basis against the assets of each Investment Division. For Policy Years one through ten, we currently charge an annual rate of .70% of the average daily net asset value of each Investment Division. For Policy Years eleven and later, we currently expect to reduce the mortality and expense risk charge to an annual rate of .30% of the average daily net asset value of each Investment Division. At our option, we may change the mortality and expense risk charge, subject to a maximum annual rate of .90%.

     Currently, we are not making any charges for income taxes against the Separate Account. We reserve the right to make charges in the future for federal income taxes attributable to it.

     Additionally, upon a surrender or a requested decrease in Face Amount during the first nine Policy years, we may assess a surrender charge. Partial withdrawals are subject to a charge equal to the lesser of $25 or 2% of the amount withdrawn.

     See "Section III: Charges Under the Policies" and "Section VI: Additional Information--Federal Income Tax Considerations."

20. ARE LOANS AVAILABLE UNDER THE POLICY?

     Using the policy as sole security, the policyowner can borrow any amount up to the loan value of the policy. The loan value on any given date is equal to
(i) 90% of the Cash Surrender Value, less (ii) any Policy Debt.

21. DOES THE POLICYOWNER HAVE A RIGHT TO CANCEL?

     The policyowner has the right to cancel the policy at any time during the free look period and receive a refund. The free look period begins on the date the policy is delivered to the policyowner and the policyowner signs for it and ends 20 days later (or such period as may be required by state law in some cases). The policyowner may return the policy to our Service Office or to the registered representative who sold the policy. See "Section V: General Provisions of the Policy--Free Look Provision."

22. CAN THE POLICYOWNER EXCHANGE THE POLICY?

     The policyowner has the right during the first 24 months following the Issue Date to exchange the policy for a permanent plan of life insurance that we offer for this purpose. See "Section V: General Provisions of the Policy--Exchange Privilege."

23. HOW IS A PERSON'S AGE CALCULATED?

     When we refer to a person's age in this prospectus on a Policy Anniversary, we mean the Insured's age on the birthday nearest that date. At any other time, age means the age on the birthday that is nearest to the date of the most recent Policy Anniversary.

                                  SECTION III:

                            CHARGES UNDER THE POLICY

     We deduct certain charges to compensate us for providing the insurance benefits under the policy, for any riders, for administering the policy, for assuming certain risks and for incurring certain expenses in distributing the policy.

DEDUCTIONS FROM PREMIUMS

     When we receive a premium, whether planned or unplanned, we will deduct a sales expense charge, a state tax charge and a federal tax charge.

     SALES EXPENSE CHARGE.

     The sales expense charge is 2.25% of any premium. We reserve the right to increase this charge in the future, but it will never exceed 4.5% of premiums. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from NYLIAC surplus, including any amounts derived from the mortality and expense risk charge and the cost of insurance charge.

     STATE TAX CHARGE.

     Various states and jurisdictions impose a tax on premiums received by insurance companies. State tax rates vary from state to state and currently range from 0.75% to 3.00%. We deduct 2% of each premium to cover state taxes. Two percent represents the approximate average of the taxes assessed by the states, and will be assessed uniformly to all policies. We reserve the right to increase this charge consistent with changes in applicable law. In Oregon, this tax is referred to as a "State Tax Charge Back," and the rate may not be changed for the life of the policy.

     FEDERAL TAX CHARGE.

     NYLIAC's federal tax obligations will increase based upon premiums received under the policies. We deduct 1.25% of each premium to cover this federal tax charge. We reserve the right to increase this charge consistent with changes in applicable law.

DEDUCTIONS FROM ACCUMULATION VALUE AND FIXED ACCOUNT VALUE

     On each Monthly Deduction Day, we deduct a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the policy's Cash Value in the Investment Divisions and the Fixed Account in proportion to the policy's Cash Value in each.

     MONTHLY CONTRACT CHARGE.

     The monthly charge currently equal to $7.50 ($90.00 annually) compensates us for costs incurred in providing certain administrative services including premium collection, record-keeping, processing claims and communicating with policyowners. This charge is not designed to produce a profit. If the cost of providing these administrative services increases, we reserve the right to increase this charge, subject to a maximum of $9.00 monthly ($108.00 annually).

     COST OF INSURANCE CHARGE.

     A charge for the cost of insurance is deducted on each Monthly Deduction Day. Maximum cost of insurance rates are set forth on page 2.2 of your policy. The current rates are based on the gender, smoker class, duration, underwriting class and issue age of the Insured. We may change the current cost of insurance rates based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance charge for any month will equal:

                                a times (b - c)

     Where: a = the applicable cost of insurance rate b = the number of thousands of death benefit as of the Monthly
                  Deduction Day divided by 1.0032737,
             c = the number of thousands of Cash Value as of the Monthly Deduction Day (before this cost of insurance charge, but after the monthly contract charge and any charges for riders are deducted).

     The cost of insurance charge will never be less than zero.

     For insureds rated sub-standard risks, an additional charge may be assessed as part of the cost of insurance charge. Any additional flat extra charges (which might apply to certain insureds based on our underwriting) and charges for optional benefits added by rider will also be deducted on each Monthly Deduction Day.

DEDUCTIONS FROM THE SEPARATE ACCOUNT

     MORTALITY AND EXPENSE RISK CHARGE.

     We charge the Investment Divisions for the mortality and expense risks we assume. For Policy Years one through ten, we currently charge an annual rate of
 .70% of the average daily net asset value of each Investment Division. For Policy Years eleven and later, we currently expect the mortality and expense risk charge to reduce to an annual rate of .30% of the average daily net asset value of each Investment Division. We deduct the mortality and expense risk charge on a daily basis. At our option, we may change the mortality and expense risk charge, subject to a maximum annual rate of .90%.

     The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering policies may be more than we estimated.

     If these charges are insufficient to cover actual costs and assumed risks, the loss will be deducted from the NYLIAC surplus. Conversely, if the charge proves more than sufficient, any excess will be added to the NYLIAC surplus. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

     OTHER CHARGES FOR FEDERAL INCOME TAXES.

     We reserve the right to make a charge for Separate Account federal income tax liabilities, should the law change to require the taxation of separate accounts. See "Section VI: Additional Information--Federal Income Tax Considerations."

FUND CHARGES

     The Investment Divisions purchase shares of the relevant Portfolios at net asset value. The price reflects advisory fees, administration fees and other expenses that have already been deducted from the assets of the Portfolios. The Portfolios do not impose a sales charge. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in the Funds' prospectuses. The following chart reflects fees and charges that are provided by the Fund or its agents, which are based on 2000 expenses, and may reflect estimated charges:

                                                                                                                        MAINSTAY VP
                                                 MAINSTAY VP    MAINSTAY VP                               MAINSTAY VP   HIGH YIELD
                                   MAINSTAY VP     CAPITAL         CASH       MAINSTAY VP   MAINSTAY VP     GROWTH       CORPORATE
                                      BOND       APPRECIATION   MANAGEMENT    CONVERTIBLE   GOVERNMENT      EQUITY         BOND
                                   -----------   ------------   -----------   -----------   -----------   -----------   -----------
FUND ANNUAL EXPENSES AFTER
 REIMBURSEMENT (as a % of average
 net assets for the fiscal year
 ended December 31, 2000)(a)
Advisory Fees....................     0.25%         0.36%          0.25%         0.36%         0.30%         0.25%         0.30%
Administration Fees..............     0.20%         0.20%          0.20%         0.20%         0.20%         0.20%         0.20%
Other Expenses...................     0.06%         0.07%          0.07%         0.10%         0.10%         0.05%         0.10%
Total Fund Annual Expenses.......     0.51%         0.63%          0.52%         0.66%         0.60%         0.50%         0.60%


                                   MAINSTAY VP    MAINSTAY VP
                                     INDEXED     INTERNATIONAL
                                     EQUITY         EQUITY
                                   -----------   -------------
FUND ANNUAL EXPENSES AFTER
 REIMBURSEMENT (as a % of average
 net assets for the fiscal year
 ended December 31, 2000)(a)
Advisory Fees....................     0.10%          0.60%
Administration Fees..............     0.20%          0.20%
Other Expenses...................     0.07%          0.21%
Total Fund Annual Expenses.......     0.37%          1.01%

                                                               MAINSTAY VP   MAINSTAY VP   MAINSTAY VP
                                                                AMERICAN       DREYFUS     EAGLE ASSET
                                   MAINSTAY VP                   CENTURY        LARGE      MANAGEMENT    ALGER AMERICAN   CALVERT
                                      TOTAL      MAINSTAY VP    INCOME &       COMPANY       GROWTH          SMALL         SOCIAL
                                     RETURN         VALUE        GROWTH         VALUE        EQUITY      CAPITALIZATION   BALANCED
                                   -----------   -----------   -----------   -----------   -----------   --------------   --------
FUND ANNUAL EXPENSES AFTER
 REIMBURSEMENT (as a % of
 average net assets for the fiscal
 year ended December 31, 2000)(a)
Advisory Fees.....................    0.32%         0.36%         0.50%         0.60%         0.50%          0.85%         0.70%(b)
Administration Fees...............    0.20%         0.20%         0.20%         0.20%         0.20%          0.00%         0.00%
Other Expenses....................    0.07%         0.08%         0.20%         0.21%         0.10%          0.05%         0.18%(b)
Total Fund Annual Expenses........    0.59%         0.64%         0.90%         1.01%         0.80%          0.90%         0.88%(b)


                                                      FIDELITY VIP
                                     FIDELITY VIP       EQUITY-
                                      CONTRAFUND         INCOME
                                     ------------     ------------
FUND ANNUAL EXPENSES AFTER
 REIMBURSEMENT (as a % of
 average net assets for the fiscal
 year ended December 31, 2000)(a)
Advisory Fees.....................       0.57%           0.48%
Administration Fees...............       0.00%           0.00%
Other Expenses....................       0.09%           0.08%
Total Fund Annual Expenses........       0.66%(c)        0.56%(c)

                                                                                 JANUS ASPEN       MORGAN
                                                                   JANUS ASPEN     SERIES       STANLEY UIF       T. ROWE
                                                                     SERIES       WORLDWIDE       EMERGING      PRICE EQUITY
                                                                    BALANCED       GROWTH      MARKETS EQUITY      INCOME
                                                                   -----------   -----------   --------------   ------------
FUND ANNUAL EXPENSES AFTER
 REIMBURSEMENT (as a % of
 average net assets for the
 fiscal year ended
 December 31, 2000)(a)
Advisory Fees...............................................          0.65%         0.65%          1.09%           0.85%(f)
Administration Fees.........................................          0.00%         0.00%          0.25%              --
Other Expenses..............................................          0.01%         0.04%          0.46%              --
Total Fund Annual Expenses..................................          0.66%(d)      0.69%(d)       1.80%(e)        0.85%

---------------
(a) The Fund or its agents provided the fees and charges, which are based on 2000 expenses and may reflect estimated charges, except for Janus. We have not verified the accuracy of the information provided by the agents.

(b) "Other Expenses" reflect an indirect fee of 0.02% relating to a fee offset arrangement with the custodian bank, whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's uninvested cash balances. Net fund operating expenses after reductions for these fees paid indirectly would be 0.86% for Social Balanced Portfolio. Total expenses have been restated to reflect expenses expected to be incurred in 2001.

(c) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the Fund was paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. See the accompanying Fund prospectus for details.

(d) Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for the Balanced and Worldwide Growth portfolios. All expenses are shown without the effect of expense offset arrangements.

(e) Morgan Stanley Asset Management has voluntarily agreed to waive its "Advisory Fees" and/or reimburse the Portfolio, if necessary, to the extent that the "Total Fund Annual Expenses" of the Portfolio exceeds 1.75% of average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the portfolio's annual operating expenses include certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. The fee waivers and reimbursements described above may be terminated by Morgan Stanley Asset Management at any time without notice. Absent such reductions, it is estimated that "Advisory Fees", "Administration Fees" and "Total Fund Annual Expense" would have been 1.25%, 0.25%, 0.46% and 1.96% respectively.

(f) The "Advisory Fees" include the ordinary operating expenses of the Fund.

SURRENDER CHARGE

     During the first nine Policy Years, we will assess a surrender charge on a complete surrender or a requested decrease in Base Face Amount (not including any term insurance amount). Thus, the surrender charge would be lower if you combine term insurance with the base policy. The surrender charge is based on the Policy Year in which the surrender or decrease in Base Face Amount is made and will be deducted from the policy's Cash Value in the Investment Divisions and the Fixed Account in proportion to the policy's Cash Value in each.

     For a surrender, the maximum surrender charge is equal to the applicable percentage shown in the table below multiplied by the surrender charge premium, which appears on page 2.1 of your policy. A table of surrender charge premium rates per thousand appears in Appendix A to this prospectus.

                                                              PERCENTAGE OF
                                                                SURRENDER
                        POLICY YEAR                           CHARGE PREMIUM
                        -----------                           --------------
 1-5........................................................       32.5%
 6..........................................................       26.0%
 7..........................................................       19.5%
 8..........................................................       13.0%
 9..........................................................        6.5%
10+.........................................................          0%

     The surrender charge may be less than the maximum surrender charge if a decrease in the Base Face Amount is requested. A requested decrease in Base Face Amount will result in the imposition of a surrender charge equal to the difference between the surrender charge that would have been payable on a complete surrender prior to the decrease and the surrender charge that would be payable on a complete surrender after the decrease. Requested decreases and increases in Base Face Amount will cause a corresponding change in the amount of your surrender charge premium.

     SURRENDER CHARGE LIMITS

     In no event will the surrender charge exceed 50% of premiums paid to date, less (i) any sales expense charges deducted from such premium payments, less
(ii) any surrender charge previously deducted.

     HOW THE POLICY WORKS.

     This example is based on the charges applicable to a policy during the first Policy Year, issued on a medically underwritten, non-smoking insured male, issue age 45, with an initial Face Amount of $350,000, who has selected Life Insurance Benefit Option 1, and the guideline premium test, assuming current charges and a 6% hypothetical gross annual investment return, which results in a net annual investment return of 4.48% for Policy Years 1-10, and 4.90% for Policy years 11 and later.

Planned Annual Premium...............................................  $7,500.00
less:    Sales expense charge (2.25%)................................     168.75
         State tax charge (2%).......................................     150.00
         Federal tax charge (1.25%)..................................      93.75
                                                                       ---------
equals:  Net Premium.................................................  $7,087.50
less:    Monthly contract charge
         ($7.50 per month)...........................................      90.00
less:    Charges for cost of insurance
         (varies monthly)............................................     566.25
plus:    Net investment performance
         (varies daily)..............................................     301.70
                                                                       ---------
equals:  Cash Value..................................................  $6,732.95
less:    Surrender charge (a percentage of surrender charge
         premium)....................................................   1,025.50
                                                                       ---------
equals:  Cash Surrender Value........................................  $5,707.45

                                  SECTION IV:

             THE SEPARATE ACCOUNT, THE FUNDS AND THE FIXED ACCOUNT

THE SEPARATE ACCOUNT

     The Separate Account was established under the laws of Delaware as of May 24, 1996, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940 (the "1940 Act"), but such registration does not mean that the SEC supervises the management, or the investment practices or policies, of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, they are held separately from the other assets of NYLIAC. The Separate Account's assets are not chargeable with liabilities incurred in any of NYLIAC's other business operations (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of that Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to, or are charged against, the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. NYLIAC may accumulate in the Separate Account the charge for mortality and expense risks, monthly charges assessed against the policy and investment results applicable to those assets that are in excess of net assets supporting the policies.

     The Separate Account currently has 22 Investment Divisions, each of which invests solely in a corresponding Portfolio of the relevant Fund. We may, subject to any required regulatory approvals, add or delete Investment Divisions at our discretion.

YOUR VOTING RIGHTS.

     Since we own the assets of the Separate Account, we are the legal owner of the shares and, as such, have the right to vote on certain matters. Among other things, we may vote:

     - to elect the Board of Directors of the Funds;

     - to ratify the selection of independent auditors for the Funds; and

     - on any other matters described in the Funds' current prospectuses or requiring a vote by shareholders under the 1940 Act.

     The Funds are not required to and typically do not hold annual shareholder meetings. Whenever a shareholder vote is taken, we will give policyowners the opportunity to instruct us how to vote the number of shares attributable to their policies. If we do not receive instructions in time from all policyowners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions.

     The policyowner holds a voting interest in each Investment Division to which Cash Value is allocated. The number of votes which are available to a policyowner will be calculated separately for each Investment Division and will be determined by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Portfolios.

OUR RIGHTS.

     We reserve the right to take certain actions in connection with the operation of the Separate Account. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the SEC). If necessary, we will seek policyowner approval.

     Specifically, we reserve the right to:

     - substitute, add or remove any Investment Division;

     - create new separate accounts;

     - combine the Separate Account with one or more other separate accounts;

     - operate the Separate Account as a management investment company or in any other form permitted by law;

     - deregister the Separate Account;

     - manage the Separate Account under the direction of a committee or discharge such committee at any time;

     - transfer the assets of the Separate Account to one or more other separate accounts; and

     - restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account.

     THE FUNDS AND THE PORTFOLIOS.

     The Separate Account currently invests in 22 Portfolios of eight Funds. The Portfolios of each Fund, along with their investment objectives, are listed in the following table. The Funds' prospectuses contain more information about each Portfolio, including its portfolio manager.

     The assets of each Portfolio are separate from the others and each Portfolio has different investment objectives and policies. As a result, each Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results may differ.

                 FUND                                    PORTFOLIOS                        INVESTMENT OBJECTIVES
                 ----                                    ----------                        ---------------------
MainStay VP Series Fund, Inc.              MainStay VP Bond                           highest income over the long
                                                                                        term consistent with
                                                                                        preservation of principal
                                           MainStay VP Capital Appreciation           long-term growth of capital
                                           MainStay VP Cash Management                as high a level of current
                                                                                        income as is considered
                                                                                        consistent with the
                                                                                        preservation of capital and
                                                                                        liquidity
                                           MainStay VP Convertible                    capital appreciation together
                                                                                        with current income
                                           MainStay VP Government                     high level of current income,
                                                                                        consistent with safety of
                                                                                        principal
                                           MainStay VP Growth Equity                  long-term growth of capital,
                                                                                        with income as a secondary
                                                                                        consideration
                                           MainStay VP High Yield Corporate Bond      maximum current income
                                           MainStay VP Indexed Equity                 to provide investment results
                                                                                        that correspond to the total
                                                                                        return performance (and
                                                                                        reflect reinvestment of
                                                                                        dividends) of publicly traded
                                                                                        common stocks represented by
                                                                                        the S&P 500(R) Index
                                           MainStay VP International Equity           long-term growth of capital and,
                                                                                        as a secondary objective,
                                                                                        current income
                                           MainStay VP Total Return                   current income consistent with
                                                                                        reasonable opportunity for
                                                                                        future growth of capital and
                                                                                        income
                                           MainStay VP Value                          maximum long-term total return
                                                                                        from a combination of capital
                                                                                        growth and income
                                           MainStay VP American Century Income &      dividend growth, current income
                                             Growth                                     and capital appreciation
                                           MainStay VP Dreyfus Large Company Value    capital appreciation

                 FUND                                    PORTFOLIOS                        INVESTMENT OBJECTIVES
                 ----                                    ----------                        ---------------------
MainStay VP Series Fund, Inc.              MainStay VP Eagle Asset Management
                                             Growth Equity                            growth through long-term capital
                                                                                        appreciation
The Alger American Fund                    Alger American Small Capitalization        long-term capital appreciation
Calvert Variable Series, Inc.              Calvert Social Balanced                    competitive total return
Fidelity Variable Insurance Products       Fidelity VIP Equity-Income                 reasonable current income and
  Fund                                                                                  long-term capital appreciation
                                           Fidelity VIP Contrafund(R)                 long-term capital appreciation
Janus Aspen Series                         Janus Aspen Series Balanced                long-term capital growth,
                                                                                        consistent with preservation
                                                                                        of capital and balanced by
                                                                                        current income
                                           Janus Aspen Series Worldwide Growth        long-term growth of capital in a
                                                                                        manner consistent with the
                                                                                        preservation of capital
The Universal Institutional Funds, Inc.    Morgan Stanley UIF Emerging Markets
                                             Equity                                   long-term capital appreciation
T. Rowe Price Equity Series, Inc.          T. Rowe Price Equity Income                substantial dividend income and
                                                                                        also long-term capital
                                                                                        appreciation

     The S&P 500(R) is an unmanaged index considered representative of the U.S. stock market. The MainStay VP Indexed Equity Portfolio is neither sponsored by nor affiliated with the S&P 500(R). Standard & Poor's(R), S&P 500(R), "S&P(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by New York Life Investment Management LLC. S&P does not sponsor, endorse, sell or promote the MainStay VP Indexed Equity Portfolio or represent the advisability of investing in the Portfolio.
                            ------------------------

     Additional information concerning the Funds, investment objectives and policies of the Portfolios, the risks associated with such objectives and policies, investment advisory services and charges can be found in the current prospectuses for the Funds, each of which is attached to this prospectus. The prospectuses of the Funds should be read carefully before any decision is made concerning the allocation of premiums to an Investment Division.

     The Funds' shares may also be available to certain separate accounts funding variable annuity contracts offered by NYLIAC. This is called "mixed funding." Except for the MainStay VP Series Fund, shares of all other Funds may also be available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called "shared funding." Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various contracts participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     We provide certain services to policyowners in connection with investment of premiums in the Investment Divisions, which, in turn, invest in the Portfolios. These services include, among others, providing information about the Portfolios. We receive a service fee from the investment advisers or other service providers of some of the Funds in return for providing services of this type. Currently, we receive service fees at annual rates ranging from .10% to
 .25% of the aggregate net asset value of the shares of some of the Portfolios held by the Investment Divisions.

     NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another portfolio of the Funds, or of another registered open-end management investment company. We may do this if the shares of the Portfolios are no longer available for investment or if we believe investment in any Portfolio would become inappropriate in view of the purposes of the Separate Account. To the extent required by the law, substitutions of shares attributable to a policyowner's interest in an Investment Division will not be made until the policyowner has been notified of the change.

THE FIXED ACCOUNT

     We credit amounts in the Fixed Account with interest at fixed rates subject to a minimum guarantee. Funds in the Fixed Account are part of NYLIAC's General Account. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws as an investment company. Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions of these statutes. NYLIAC has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account. These disclosures regarding the Fixed Account may, however, be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     INTEREST CREDITING.

     Any amounts in the Fixed Account are credited with interest using a fixed interest rate, which we declare periodically. We will set this rate in advance at least annually. This rate will never be less than 4% per year. Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, and amounts transferred to, less amounts withdrawn, transferred from or charged against the Fixed Account receive the rate in effect at that time.

     TRANSFERS TO INVESTMENT DIVISIONS.

     In each Policy Year, the policyowner may make one transfer from the Fixed Account to the Investment Divisions, subject to the following three conditions:

          1. Maximum Transfer. An amount not greater than 10% of the value in the Fixed Account at the beginning of the Policy Year may be transferred during that Policy Year. During the retirement year (the Policy Year following the Insured's 65th birthday, the date you indicate in the application or another date if we approve) only, the 10% maximum transfer limitation does not apply.

          2. Minimum Transfer. The minimum amount that may be transferred is $500, unless we agree otherwise.

          3. Minimum Remaining Value. The value remaining in the Fixed Account after the transfer must be at least $500. If the remaining value would be less than $500, that amount must be included in the transfer.

     Transfer requests must be in writing on a form we have approved.

INVESTMENT RETURN

     The investment return of a Policy is based on:

     - the Accumulation Units held in each Investment Division for that policy;

     - the investment experience of each Investment Division as measured by its actual net rate of return;

     - the interest rate credited on amounts held in the Fixed Account; and

     - the interest rate credited on amounts held in the Loan Account, if any.

     The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Portfolio, any dividend or capital gains distributions declared by the Funds, and the policy's mortality and expense risk charge. These performance figures do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

PERFORMANCE CALCULATIONS

     From time to time, we may advertise the performance of the Investment Divisions. These performance figures do not include contract charges such as the policy service fee, sales expense charge, tax charges, cost of insurance, rider charges and surrender charges.

     Performance data for the Investment Divisions may be compared, in advertisements, sales literature and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds or common stock and bond indexes; and (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications or persons who rank such investment companies on overall performance or other criteria.

     Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies:
A.M. Best and Moody's (for financial stability and strength) and Standard and Poor's and Duff & Phelps (for claims paying ability). However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

     We may also advertise a hypothetical illustration of policy values, including all contract charges.

                                   SECTION V:

                        GENERAL PROVISIONS OF THE POLICY

     This section of the prospectus describes the general provisions of the policy, and is subject to the terms of the policy. You may review a copy of the policy upon request.

WHEN LIFE INSURANCE COVERAGE BEGINS

     Insurance coverage under the policy will begin on the later of the date the policy is approved by our underwriters or the date we receive the first premium payment. However, in no event will coverage begin prior to the Policy Date.

PREMIUMS

     While the policy is in force, the policyowner may make premium payments at any time while the Insured is living and before the policy anniversary on which the Insured is age 95. Subject to certain restrictions, the policyowner may make premium payments at any interval and by any method we make available. Premiums must be sent to our Premium Remittance Center or to the address indicated for payment on the premium notice. The policyowner selects a premium schedule in the application and this amount, along with the amount of the first premium, is set forth on page two of the policy. The policyowner may elect not to make a planned premium payment at any time.

     The policyowner may also make other premium payments that are not planned. If an unplanned premium payment would result in an increase in the death benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before accepting that payment and applying it to the policy. We also reserve the right to limit the number and amount of any unplanned premiums.

     There is no penalty if a planned premium is not paid, since premiums, other than the first premium, are not specifically required. Paying planned premiums, however, does not guarantee coverage for any period of time. Instead, the duration of the policy depends upon the policy's Cash Surrender Value, less any Policy Debt.

     No premium, planned or unplanned, may be an amount that would jeopardize the policy's qualification as life insurance under Section 7702 of the Internal Revenue Code.

PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen and charge you a $20.00 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If payment by check is returned for insufficient funds for two consecutive periods, the privilege to pay by check or electronically will be suspended until you notify us to reinstate it and we agree.

TERMINATION

     If, on a Monthly Deduction Day, the Cash Surrender Value less any Policy Debt is less than the amount of the charges to be deducted for the next policy month, the policy will go into default status. The policy will continue for a late period of 62 days commencing with the current Monthly Deduction Day. If we do not receive a premium sufficient to take the policy out of default status before the end of the late period, the policy will lapse and there will be no Cash Value or death benefit.

     We will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on our records, at least 31 days before the end of the late period. During the late period, the policy remains in force. If the Insured dies during the late period, we will pay the death benefit. However, these proceeds will be reduced by the amount of any unpaid loan and the amount of the charges to be deducted on each Monthly Deduction Day from the beginning of the late period through the policy month in which the Insured dies.

DEATH BENEFIT UNDER THE POLICY

     The death benefit is the amount payable to the named Beneficiary when the Insured dies. Upon receiving due proof of death at our Service Office, we will pay the Beneficiary the death benefit determined as of the date the Insured dies less the policy loan. All or part of the Death Benefit can be paid in cash or applied under one or more of our payment options described under "Section VI: Additional Information--Payment Options."

     The amount of the death benefit is determined by whether the policyowner has chosen Life Insurance Benefit Option 1 or Life Insurance Benefit Option 2. Life Insurance Benefit Option 1 provides a life insurance benefit equal to the greater of (i) the Face Amount or (ii) the Cash Value multiplied by the percentage in the appropriate Internal Revenue Code Section 7702 table. Life Insurance Benefit Option 2 provides a life insurance benefit equal to the greater of (i) the Face Amount plus the Cash Value or (ii) the Cash Value multiplied by the percentage in the appropriate Internal Revenue Code Section 7702 table. The value of any additional benefits provided by rider is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option as described in "Section VI: Additional Information--Payment Options." We subtract any Policy Debt and any charges incurred but not yet deducted, and then credit the interest on the balance.

     Beginning on the policy anniversary on which the Insured is age 95, the Face Amount, as shown on page 2 of the policy, will no longer apply. Instead, the life insurance benefit under the policy will equal the Cash Value. We will reduce the amount of the life insurance benefit proceeds by any Policy Debt. Also, no further monthly deductions will be made for cost of insurance. The federal income tax treatment of a life insurance contract is uncertain after the Insured is age 100. See "FEDERAL INCOME TAX CONSIDERATIONS -- Status of Policy After Insured is Age 100" for more information.

     SELECTION OF LIFE INSURANCE BENEFIT TABLE.

     Under either Life Insurance Benefit Option, the death benefit cannot be less than the policy's Cash Value times a percentage determined from the appropriate Internal Revenue Code Section 7702 table. The policyowner may choose either the "Corridor" table or the "CVAT" table, which are described below, before the policy is issued. The death benefit will vary depending on which table is selected. If the policyowner does not choose a table, the Corridor table will be used. Once the policy is issued, the policyowner may not change to a different table.

     Under Internal Revenue Code Section 7702, a policy may be treated as life insurance for federal tax purposes if at all times it meets either (1) both a "guideline premium" test and a "cash value corridor" test or (2) a "cash value accumulation" test. The Corridor table is designed to meet the cash value corridor test while the CVAT table is designed to meet the cash value accumulation test. A policy using the Corridor table must also satisfy the "guideline premium" test of Code Section 7702, which test limits the amount of premiums that may be paid into the policy.

     Also, because the percentages used for a corridor test under the guideline premium test are lower than under the cash value accumulation test, a guideline premium/cash value corridor policy must attain a higher level of cash value before the relevant Internal Revenue Code table will result in an automatic death benefit increase. Any such automatic increase in death benefit can result in additional cost of insurance charges. Therefore, a cash value accumulation test policy is more likely than a guideline premium/cash value corridor policy to incur such additional charges.

                                 CORRIDOR TABLE

INSURED'S AGE                INSURED'S AGE
  ON POLICY        % OF        ON POLICY        % OF
 ANNIVERSARY    CASH VALUE    ANNIVERSARY    CASH VALUE
-------------   ----------   -------------   ----------
   0-40            250           61             128
    41             243           62             126
    42             236           63             124
    43             229           64             122
    44             222           65             120
    45             215           66             119
    46             209           67             118
    47             203           68             117
    48             197           69             116
    49             191           70             115
    50             185           71             113
    51             178           72             111
    52             171           73             109
    53             164           74             107
    54             157          75-90           105
    55             150           91             104
    56             146           92             103
    57             142           93             102
    58             138           94             101
    59             134        95 & Over         100
    60             130

                                   CVAT TABLE

 INSURED'S                              INSURED'S
    AGE                                    AGE
 ON POLICY             % OF             ON POLICY             % OF
ANNIVERSARY         CASH VALUE         ANNIVERSARY         CASH VALUE
-----------   ----------------------   -----------   ----------------------
              MALE   FEMALE   UNISEX                 MALE   FEMALE   UNISEX
              ----   ------   ------                 ----   ------   ------
    18        691     830      715         57        207     240      213
    19        671     803      694         58        202     233      207
    20        652     778      674         59        196     226      202
    21        634     753      654         60        191     220      197
    22        615     729      635         61        187     214      192
    23        597     705      616         62        182     208      187
    24        579     683      597         63        178     202      182
    25        564     661      579         64        173     197      178
    26        544     639      561         65        169     191      174
    27        527     618      543         66        166     186      170
    28        511     598      526         67        162     182      166
    29        494     579      509         68        159     177      162
    30        478     560      493         69        155     172      159
    31        463     541      477         70        152     168      155
    32        448     524      461         71        149     164      152
    33        433     507      446         72        146     160      149
    34        419     490      432         73        143     156      146
    35        405     474      417         74        141     152      143
    36        392     458      404         75        138     149      141
    37        380     443      391         76        136     146      138
    38        367     429      378         77        134     143      136
    39        356     415      366         78        132     140      134
    40        344     402      354         79        130     137      132
    41        333     389      343         80        128     134      130
    42        323     377      332         81        126     132      128
    43        313     365      322         82        125     130      126
    44        303     354      312         83        123     127      124
    45        294     343      303         84        122     125      123
    46        285     333      293         85        120     123      121
    47        276     323      285         86        119     121      120
    48        268     313      276         87        118     119      118
    49        260     303      268         88        116     118      117
    50        253     294      260         89        115     116      115
    51        245     286      252         90        113     114      114
    52        238     277      245         91        112     112      112
    53        231     269      238         92        110     110      110
    54        225     261      231         93        107     108      108
    55        219     254      225         94        104     104      104
    56        213     247      219     95 & Over     100     100      100

     THE EFFECT OF INVESTMENT PERFORMANCE ON THE DEATH BENEFIT.

     Positive investment experience in the Investment Divisions may result in a death benefit that will be greater than the Face Amount, but negative investment experience will never result in a death benefit that will be less than the Face Amount, so long as the policy remains in force.

     Example 1: The following example shows how the death benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the Corridor Table have been selected, and assuming that the age at death is 45:

                                                              POLICY A   POLICY B
                                                              --------   --------
(1) Face Amount.............................................  $100,000   $100,000
(2) Cash Value on Date of Death.............................  $ 50,000   $ 40,000
(3) Percentage on Date of Death from Corridor Table.........      215%       215%
(4) Cash Value multiplied by Percentage from Corridor
  Table.....................................................  $107,500   $ 86,000
(5) Death Benefit = Greater of (1) and (4)..................  $107,500   $100,000

     Example 2: The following example shows how the death benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the CVAT Table have been selected and that the Insured is male, and assuming that the age at death is 45:

                                                              POLICY A   POLICY B
                                                              --------   --------
(1) Face Amount.............................................  $100,000   $100,000
(2) Cash Value on Date of Death.............................  $ 50,000   $ 30,000
(3) Percentage on Date of Death from CVAT Table.............      294%       294%
(4) Cash Value multiplied by Percentage from CVAT Table.....  $147,000   $ 88,200
(5) Death Benefit = Greater of (1) and (4)..................  $147,000   $100,000

     FACE AMOUNT CHANGES.

     The policyowner can apply in writing to increase the Face Amount of the policy. In addition, on or after the first policy anniversary, the policyowner can apply in writing to decrease the Face Amount of the policy. The policyowner can change the Face Amount while the Insured is living, but only if the policy will continue to qualify as life insurance under Internal Revenue Code Section 7702 after the change is made. Requested decreases and increases in Base Face Amount will cause a corresponding change in the amount of the surrender charge premium.

     The amount of an increase in Face Amount is subject to our maximum retention limits. We require evidence of insurability that is satisfactory to us for an increase. If this evidence results in a change of underwriting class, we will issue a new policy for the amount of the increase. We reserve the right to limit increases. Any increase will take effect on the Monthly Deduction Day on or after the Business Day we approve the policyowner's request for the increase. An increase in Face Amount may increase the cost of insurance charge.

     The policyowner may also request decreases in coverage. For a decrease which reduces the Base Face Amount, the appropriate surrender charge will be deducted from the Cash Value. See "Section III: Charges Under the Policy--Surrender Charge." A decrease in Face Amount is effective on the Monthly Deduction Day on or after the Business Day we receive the policyowner's request for the decrease. Decreases are subject to the minimum Base Face Amount of $25,000.

     LIFE INSURANCE BENEFIT OPTION CHANGES.

     On or after the first policy anniversary, the policyowner can change the Life Insurance Benefit Option. Any change will take effect on the Monthly Deduction Day on or after the Business Day we approve the policyowner's signed request. If the policyowner changes from Option 1 to Option 2, the Base Face Amount of the policy will be decreased by the Cash Value. No surrender charge will apply to this automatic decrease in Base Face Amount. If the policyowner changes from Option 2 to Option 1, the Base Face Amount of the policy will be increased by the Cash Value. The surrender charge premium will not be affected by changes in the Life Insurance Benefit Option. See "Section III: Charges Under the Policy--Surrender Charge."

CASH VALUE AND CASH SURRENDER VALUE

     CASH VALUE.

     After the free look period, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the value in the Loan Account. Subsequent Net Premiums are allocated among the Fixed Account and/or the Investment Divisions according to the allocation percentages requested in the application, or as subsequently changed by the policyowner. A portion of the policyowner's Cash Value is allocated to the Loan Account if a loan is taken under the policy. See "Section V: General Provisions of the Policy--Loans." The Cash Value also reflects various charges. See "Section III: Charges Under the Policy."

     CASH SURRENDER VALUE.

     The policy may be surrendered for its Cash Surrender Value, less any Policy Debt, at any time before the Insured dies. Unless a later effective date is selected, the surrender is effective on the Business Day we receive a signed surrender request in proper form at our Service Office. The Cash Surrender Value is the Cash Value, less any surrender charges.

TRANSFERS

     All or part of the Cash Value may be transferred among Investment Divisions or from an Investment Division to the Fixed Account. Transfers may also be made from the Fixed Account to the Investment Divisions in certain situations. See "Section IV: The Separate Account, the Funds and the Fixed Account--The Fixed Account."

     The minimum amount that may be transferred from one Investment Division to another Investment Division or to the Fixed Account, is the lesser of (i) $500 or (ii) the value of the Accumulation Units in the Investment Division from which the transfer is being made. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, that amount will be included in the transfer. There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge $30 for each transfer in excess of twelve per year. This charge will be applied on a pro-rata basis to the Allocation Alternatives to which the transfer is being made.

     Transfer requests must be made in writing on a form we have approved. Transfers to or from Investment Divisions will be made based on the Accumulation Unit values on the Business Day on which NYLIAC receives the transfer request.

THIRD PARTY INVESTMENT ADVISORY ARRANGEMENTS

     In some cases, the policy may be sold to policyowners who independently utilize the services of a third party advisor offering asset allocation and/or market timing services. NYLIAC may honor transfer and withdrawal instructions from such asset allocation and market timing services if it has received authorization to do so from the policyowner participating in the service. We do not endorse, approve or recommend such services in any way and you should be aware that fees paid for such services are separate from and in addition to fees paid under the policy.

     Because the amounts associated with some of these transactions may be unusually large, the investment advisers may have difficulty processing the transactions. In addition, execution of such transactions may possibly adversely affect the Accumulation Values of policyowners who are not utilizing asset allocation or market timing services. Accordingly, NYLIAC reserves the right to not accept transfer instructions which are submitted by asset allocation and/or market timing services on behalf of policyowners. We will exercise this right only in accordance with uniform procedures that we may establish from time to time and that will not unfairly discriminate against similarly situated policyowners.

PARTIAL WITHDRAWALS

     The policyowner may make a partial withdrawal of the policy's Cash Surrender Value, at any time while the Insured is living. The maximum partial withdrawal cannot exceed the value of the Accumulation Units in the Investment Divisions plus the value of the Fixed Account less any Policy Debt. The minimum partial withdrawal is $500, and at least $500 of Cash Surrender Value, plus any Policy Debt must remain following the withdrawal. The partial withdrawal will be made from the Fixed Account and the Investment Divisions in proportion to the amount in each, or only from the Investment Divisions in an amount or ratio that you tell us. There will be a processing charge equal to the lesser of $25 or 2% of the amount withdrawn applied to any partial withdrawal. This fee will be deducted from the remaining balance of the Fixed Account and/or Investment Divisions based on the withdrawal allocation or, if the fee amount exceeds the remaining balance, it will be deducted from the Fixed Account and/or Investment Divisions in proportion to the amount in each.

     A partial withdrawal will be prohibited if it would cause the Base Face Amount to drop below $25,000. If Life Insurance Benefit Option 1 is in effect, the Base Face Amount will be reduced by the amount of the partial withdrawal. If Life Insurance Benefit Option 2 is in effect, the Base Face Amount will not be changed by the amount of the partial withdrawal. A partial withdrawal will not be permitted during the first Policy Year if Life Insurance Benefit Option 1 is in effect.

LOANS

     Using the policy as sole security, the policyowner can borrow up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of the Cash Surrender Value, less (ii) any Policy Debt.

     LOAN ACCOUNT.

     The Loan Account secures any Policy Debt, and is part of our General Account. When a loan is requested, an amount is transferred to the Loan Account from the Investment Divisions and the Fixed Account (on a pro-rata basis unless the policyowner requests otherwise) equal to: (1) the requested loan amount; plus (2) any Policy Debt; plus (3) the interest to the next policy anniversary on the requested loan amount and on any Policy Debt; minus (4) the amount in the Loan Account. On each policy anniversary, the Loan Account will be increased by an amount equal to the loan interest to the next policy anniversary on any Policy Debt. The effective date of the loan is the Business Day we make payment.

     The value in the Loan Account will never be less than (a+b)- c, where:

     a = the amount in the Loan Account on the prior policy anniversary;

     b = the amount of any loan taken since the prior policy anniversary; and

     c = any loan amount repaid since the prior policy anniversary.

     On each policy anniversary, if the outstanding loan plus interest to the next policy anniversary exceeds the amount in the Loan Account, the excess will be transferred from the Investment Divisions and the Fixed Account to the Loan Account.

     On each policy anniversary, if the amount in the Loan Account exceeds the amount of any outstanding loans plus interest to the next policy anniversary, the excess will be transferred from the Loan Account to the Investment Divisions and to the Fixed Account. We reserve the right to do this on a monthly basis. Amounts transferred will first be transferred to the Fixed Account up to an amount equal to the total amounts transferred from the Fixed Account to the Loan Account. Any additional amounts transferred will be allocated according to the policyowner's premium allocation in effect at the time of transfer unless the policyowner tells us otherwise.

     INTEREST ON VALUE IN LOAN ACCOUNT.

     The amount held in the Loan Account earns interest at a rate we determine. Such rate will never be lower than 2% less than the effective annual loan interest rate and in no event will it be less than 4%. Currently, the amount in the Loan Account is credited with interest at a rate that is 2% less than the effective annual loan interest rate during the first 10 Policy Years, and we currently expect to credit 0.5% less than the effective annual loan interest rate in subsequent Policy Years. These rates are not guaranteed and we can change them at any time, subject to the above-mentioned minimums.

     LOAN INTEREST.

     Unless we set a lower rate for any period, the effective annual loan interest rate is 6%, payable in arrears. Loan interest accrues each day and is compounded annually. Loan interest not paid as of the policy anniversary becomes part of the loan. An amount may need to be transferred to the Loan Account to cover this increased loan amount.

     On the date of death, the date the policy ends, the date of a loan repayment or on any other date we specify, we will make any adjustment in the loan that is required to reflect any interest paid for any period beyond that date.

     If we have set a rate lower than 6% per year, any subsequent increase in the interest rate will be subject to the following conditions:

     (1) The effective date of any increase in the interest rate for loans will not be earlier than one year after the effective date of the establishment of the previous rate.

     (2) The amount by which the interest rate may be increased will not exceed one percent per year, but the interest will in no event ever exceed 6%.

     (3) We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

     (4) If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, we will notify the policyowner of that increase at least 30 days prior to the effective date of the increase.

     (5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

     REPAYMENT.

     All or part of an unpaid loan can be repaid before the Insured's death or before the policy is surrendered. When a loan repayment is made, we will transfer immediately the excess amount in the Loan Account resulting from the loan repayment in accordance with the procedures set forth under "Loan Account" above. We will also transfer excess amounts in the Loan Account resulting from interest accrued in accordance with those procedures. Payments received by New York Life will be applied as directed by the policy owner.

     If a loan is outstanding when the life insurance or surrender proceeds become payable, we will deduct the amount of any Policy Debt, from these proceeds. In addition, if an unpaid loan exceeds the Cash Surrender Value of the policy, we will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on our records. All insurance will end 31 days after the date on which we mail that notice to the policyowner if the excess of the unpaid loan over the Cash Surrender Value is not paid within that 31 days.

FREE LOOK PROVISION

     The policy contains a provision that permits cancellation by returning it to our Service Office, or to the registered representative through whom it was purchased, at any time during the free look period. The free look period begins on the date the policy is delivered to the policyowner and the policyowner signs for it and ends 20 days later. Unless otherwise required by state law, the policyowner will then receive from us the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid, less loans and partial withdrawals.

EXCHANGE PRIVILEGE

     At any time within 24 months of the Issue Date, the policyowner may exchange the policy for a policy on a permanent plan of life insurance on the Insured which we offer for this purpose. NYLIAC will not require evidence of insurability. Upon an exchange of a policy, all riders and benefits will end unless we agree otherwise or unless required under state law. The replacement policy will have the same Policy Date, issue age, risk classification and initial Face Amount as the original policy, but will not offer variable investment options such as the Investment Divisions.

     In order to exchange the policy, we will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for differences in premiums and cash values under the old policy and the new policy. On the Business Day we receive a written request for an exchange, the Accumulation Value of the policy will be transferred into the Fixed Account, where it will remain until these requirements are met. The date of exchange will be the later of: (a) the Business Day the policyowner sends us the policy along with a signed request; or (b) the Business Day we receive the policy at our Service Office, or such other location that we indicate to the policyowner in writing and the necessary payment for the exchange, if any.

                                  SECTION VI:

                             ADDITIONAL INFORMATION

DIRECTORS AND PRINCIPAL OFFICERS OF NYLIAC*

DIRECTORS:                POSITIONS DURING LAST FIVE YEARS:

Seymour Sternberg...........
                          Chairman of the Board, Chief Executive Officer and President of New York Life from April 1997 to date, President and Chief Operating Officer from October 1995 to April 1997. President of NYLIAC from November 1995 to May 1997.

Frederick J. Sievert........
                          Vice Chairman of New York Life from January 1997 to date, Executive Vice President from February 1995 to January 1997. President of NYLIAC from May 1997 to date; Executive Vice President from November 1995 to May 1997.

Gary G. Benanav.............
                          Vice Chairman of New York Life from November 1999 to date, Executive Vice President from 1997 to November 1999. Chairman and Chief Executive Officer of New York Life International from December 1997 to date. Executive Vice President and Chairman of Taiwan Branch of NYLIAC from May 1998 to date. President of Aeris Ventures, LLC from January to December, 1997. Prior thereto, Executive Vice President of Aetna Life and Casualty Company.

Richard M. Kernan, Jr.......
                          Executive Vice President and Chief Investment Officer of New York Life from March 1991 to date. Executive Vice President and Chief Investment Officer of NYLIAC from August 2000 to date.

George G. Trapp.............
                          Executive Vice President of New York Life from June 1995 to date, Corporate Secretary from November 1995 to date. Member of the Executive Management Committee of New York Life from 1994 to date.

Phillip J. Hildebrand.......
                          Executive Vice President of New York Life from March 1999 to date, Senior Vice President in charge of the Agency Department from 1996 to March 1999. Executive Vice President of NYLIAC from June 1999 to date; prior thereto, Senior Vice President from January 1997. Managing Partner of Dallas General Office of New York Life from 1994 to 1996.

Howard I. Atkins............
                          Executive Vice President and Chief Financial Officer of New York Life and NYLIAC from April 1996 to date. Chief Financial Officer of Midlantic Corporation prior thereto.

Robert D. Rock..............
                          Senior Vice President in charge of the Individual Annuity Department of New York Life from February 1991 to date. Senior Vice President of NYLIAC from April 1992 to date.

Frank M. Boccio.............
                          Senior Vice President in charge of Individual Policy Services Department of New York Life from July 1995 to date.

Michael G. Gallo............
                          Senior Vice President in charge of the Individual Life Department of New York Life from July 1995 to date. Senior Vice President of NYLIAC from August 1995 to date.

Solomon Goldfinger..........
                          Senior Vice President, Chief Financial Officer and Chief of Staff--Life and Annuity in charge of the Financial Management Department of New York Life from July 1995 to date. Senior Vice President of NYLIAC from April 1992 to date.

OFFICERS:

Gary E. Wendlandt...........
                          Executive Vice President in charge of the Asset Management business of New York Life from May 1999 to date. Executive Vice President of NYLIAC from March 2000 to date. Chief Executive Officer of New York Life

                          Investment Management LLC from December 1999 to date, Chairman from March 2000 to date. Executive Vice President of NYLIAC from March 2000 to date. Executive Vice President and Chief Investment Officer of MassMutual Life Insurance Company, June 1992 to April 1999.

Jay S. Calhoun, III.........
                          Senior Vice President and Treasurer of New York Life from May 1989 to date. Senior Vice President and Treasurer of NYLIAC from May 1997 to date; Vice President and Treasurer of NYLIAC from January 1993 to May 1997.

Patrick G. Colloton.........
                          Senior Vice President of New York Life from January 1998 to date; Vice President from April 1996 to January 1998. Senior Vice President of NYLIAC from June 1999 to date; prior thereto, Vice President from November 1996. Senior Vice President, Individual Strategic Business Unit, Business Men's Assurance Company, prior thereto.

Frank J. Ollari.............
                          Senior Vice President in charge of the Real Estate Department of New York Life from October 1989 to date. Senior Vice President of NYLIAC from April 1992 to date.

Richard C. Schwartz.........
                          Senior Vice President of New York Life from March 1998 to date, prior thereto, Vice President from 1993. Senior Vice President of NYLIAC from March 2000 to date.

Stephen N. Steinig..........
                          Senior Vice President and Chief Actuary of New York Life from February 1994 to date; Chief Actuary and Controller prior thereto. Senior Vice President and Chief Actuary of NYLIAC from May 1991 to date.

David F. Boyle..............
                          Vice President of New York Life from October 1999 to date. Vice President of NYLIAC from November 1999 to date. Vice President, Large Corporate Markets, MassMutual Life Insurance Company prior thereto.

John A. Cullen..............
                          Vice President and Deputy Controller of New York Life from November 1999 to date; Vice President prior thereto. Vice President and Controller of NYLIAC from December 1999 to date; Vice President and Assistant Controller prior thereto.

Joel M. Steinberg...........
                          Vice President and Actuary of New York Life from March 1998 to date; Corporate Vice President and Actuary from March 1996 to March 1998; Actuary prior thereto. Vice President and Actuary of NYLIAC from February 1998 to date.
* Principal business address is 51 Madison Avenue, New York, New York 10010.

FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion is general in nature. It is not an exhaustive discussion of all tax questions that might arise under the policies and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws and no representation is made as to the likelihood of continuation of current federal income tax laws and treasury regulations or of current interpretations of the Internal Revenue Service. Future legislation, regulations or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of treasury regulations or revenue rulings.

     While we reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes, we cannot make any guarantee regarding the future tax treatment of any policy. For complete information on the tax treatment of the policies, the tax treatment under the laws of your state, or the impact of proposed or future changes in tax legislation, regulations or interpretations, the policyowner should consult with a tax advisor.

     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to the policyowner or Beneficiary depends upon NYLIAC's tax status, upon the terms of the policy and upon the tax status of the individual concerned.

     TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT.

     NYLIAC is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account is not a separate taxable entity from NYLIAC and its operations are taken into account by NYLIAC in determining its income tax liability. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining Cash Values and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the policies.

                               CHARGES FOR TAXES.

     We impose a federal tax charge equal to 1.25% of premiums received under the policy to compensate NYLIAC for the federal income tax liability it incurs under Internal Revenue Code Section 848 by reason of its receipt of premiums under the policy. We may increase the federal tax charge if the federal government increases this tax liability. NYLIAC believes that this charge is reasonable in relation to the increased tax burden it incurs as a result of
Section 848. No other charge is currently made to the Separate Account for federal income taxes of NYLIAC that may be attributable to the Separate Account. Periodically, NYLIAC reviews the appropriateness of charges to the Separate Account for NYLIAC's federal income taxes, and in the future, a charge may be made for federal income taxes incurred by NYLIAC that are attributable to the Separate Account. In addition, depending on the method of calculating interest on policy values allocated to the Fixed Account (see preceding section), a charge may also be imposed for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.

                 DIVERSIFICATION STANDARDS AND CONTROL ISSUES.

     In addition to other requirements imposed by the Internal Revenue Code, a policy will qualify as life insurance only if the diversification requirements of Internal Revenue Code Section 817(h) are satisfied by the Separate Account. To assure that each policy continues to qualify as life insurance for federal income tax purposes, we intend to comply with Section 817(h) and its regulations for each Portfolio. To satisfy these diversification standards, the regulations generally require that on the last day of each quarter of a calendar year: no more than 55% of the value of a Separate Account's assets can be represented by any one investment; no more than 70% can be represented by any two investments; no more than 80% can be represented by any three investments; and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. government agency or instrumentality is treated as a separate issuer. In addition a "look-through" rule applies to treat a pro-rata portion of each asset of each Portfolio as an asset of the Separate Account.

     The general diversification requirements of Section 817(h) are modified with regard to assets of the Separate Account that are direct obligations of the United States Treasury. Even if a separate account invests only in United States Treasury securities it will be treated as adequately diversified under Section 817(h). In addition, for purposes of determining whether its holdings of assets other than United States Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of a separate account's investment in United States Treasury securities. Notwithstanding this modification of the general diversification requirements, however, the investments of the Portfolios will be structured to comply with the general diversification standards because they serve as investment vehicles for certain variable annuity contracts that must comply with the general standards.

     In connection with its issuance of temporary regulations under Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed, and it is not clear, at this time, whether such regulations will ever be issued or what such regulations might provide. If such regulations were to be issued in the future, it is possible that the policy might need to be modified to comply with such regulations. For these reasons, NYLIAC reserves the right to modify the policy, as necessary, to prevent the policyowner from being considered the owner of the assets of the Separate Account.

                        LIFE INSURANCE STATUS OF POLICY.

     NYLIAC believes that the policy meets the statutory definition of life insurance under Internal Revenue Code Section 7702 and that the policyowner and Beneficiary of any policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, the death benefit under the policy will be excludable from the gross income of the Beneficiary subject to the terms and conditions of Internal Revenue Code Section 101(a)(1). (Death benefits under a "modified endowment contract" as discussed below are treated in the same manner as death benefits under life insurance contracts that are not so classified.)

     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, the policyowner will not be deemed to be in constructive receipt of the Cash Values, including increments under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal.

                      MODIFIED ENDOWMENT CONTRACT STATUS.

     A policy will be a modified endowment contract if it satisfies the definition of life insurance contained in the Internal Revenue Code, but it either fails the additional "7-pay test" set forth in Internal Revenue Code
Section 7702A or was received in exchange for a modified endowment contract. A policy will fail the 7-pay test if the accumulated amount paid under the contract at any time during the first seven contract years exceeds the total premiums that would have been payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the 7-pay test.

     While the 7-pay test is generally applied as of the time the policy is issued, certain changes in the contractual terms of a policy will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause the policy to be retested as if it had originally been issued with the reduced death benefit.

     In addition, if a "material change" occurs at any time while the policy is in force, a new 7-pay test period will start and the policy will need to be retested to determine whether it continues to meet the 7-pay test. The term "material change" generally includes increases in death benefits, but does not include an increase in death benefits attributable to the payment of premiums necessary to fund the lowest level of death benefits payable during the first seven contract years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, we have procedures to monitor whether, under our current interpretations of the law, increases in the death benefit or additional premiums either cause the start of a new seven-year test period or cause the policy to be a modified endowment contract. All additional premiums will be considered in these determinations.

     If the policyowner pays a premium that exceeds the 7-pay limit, we will notify and give the policyowner the opportunity to prevent the policy from becoming a modified endowment contract by requesting that the excess premium be returned to him or her. If the policy becomes a modified endowment contract, all distributions (including loans) occurring in the year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the 7-pay test. Any distribution or loan made within two years prior to the date that a policy fails the 7-pay test is considered to have been made in anticipation of the failure.

                   STATUS OF POLICY AFTER INSURED IS AGE 100

     The policy provides that beginning on the policy anniversary on which the Insured is age 95, the Face Amount, as shown on page 2 of the policy, will no longer apply. Instead, the death benefit under the policy will equal the Cash Value. The Internal Revenue Service has not issued any guidance on the status of a life insurance policy after the Insured becomes age 100. There is a risk that the policy may not qualify as life insurance under the federal tax law after the Insured becomes age 100 and that the policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted before the policyowner chooses to continue the policy after the Insured becomes age 100.

                      SURRENDERS AND PARTIAL WITHDRAWALS.

     Upon a surrender of a policy for its Cash Surrender Value, less any Policy Debt, the policyowner will recognize ordinary income for federal tax purposes to the extent that the Cash Surrender Value exceeds the investment in the contract (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from a policy will depend upon whether the partial withdrawal results in a reduction of future benefits under the policy and whether the policy is a modified endowment contract.

     If the policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the contract. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, Internal Revenue Code Section 7702(f)(7) overrides the general rule and prescribes a formula under which the policyowner may be taxed on all or a part of the amount distributed. After 15 years, the rule of Internal Revenue Code Section 7702(f)(7) no longer applies so that cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the contract. We suggest that a policyowner consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums.

     Under certain circumstances, a distribution under a modified endowment contract (including a loan) may be taxable even though it exceeds the amount of accumulated income in the policy. This can occur because for purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the Internal Revenue Code requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal or a loan), it may also be subject to a 10% penalty tax under Internal Revenue Code
Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individual policyowners. This penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

                         LOANS AND INTEREST DEDUCTIONS.

     We also believe that under current law any loan received under the policy will be treated as policy debt and that, unless the policy is a modified endowment contract, no part of any loan under a policy will constitute income to the policyowner. If the policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     Present law provides that interest on policy loans or other indebtedness that can be traced to life insurance policies generally is not deductible unless the policy insures the life of one of a limited number of key persons of a business. A key person includes an officer or 20% owner. In addition, the interest deductions for most companies for interest on other indebtedness are reduced under a proration rule if the business is a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts. The proration rule does not apply if the contract covers an employee, director, officer or 20% owner.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the cash surrender value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income.

                       CORPORATE ALTERNATIVE MINIMUM TAX.

     Ownership of a policy by a corporation may affect the policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and
(ii) the corporation's basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.

                     EXCHANGES OR ASSIGNMENTS OF POLICIES.

     A change of the policyowner or the Insured or an exchange or assignment of a policy may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of a policy may result in taxable income to the transferring policyowner. Further, Internal Revenue Code Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the death benefit that is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a policyowner should consult with a qualified tax advisor.

                               OTHER TAX ISSUES.

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyowner or Beneficiary.

                                  WITHHOLDING.

     Under Internal Revenue Code Section 3405, withholding is generally required with respect to certain taxable distributions under insurance contracts. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. A policyholder can elect to have either non-periodic or periodic payments made without withholding except where the policyowner's tax identification number has not been furnished to NYLIAC or the Internal Revenue Service has notified us that the tax identification number furnished by the policyowner is incorrect.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

                              REINSTATEMENT OPTION

     For a period of five years after termination, the policyowner can request that we reinstate the policy (and any riders) during the Insured's lifetime. We will not reinstate the policy if it has been returned for its Cash Surrender Value less any Policy Debt. Note that a termination and subsequent reinstatement may cause the policy to become a modified endowment contract.

     Before we will reinstate the policy, we must receive the following:

     - A payment in an amount that is sufficient to keep the policy (and any riders) in force for at least 2 months based on the Cash Surrender Value which is reinstated. This payment will be in lieu of the payment of all premiums in arrears.

     - Any unpaid loan must also be repaid, together with loan interest at 6% compounded once each year from the end of the late period to the date of reinstatement. If a loan interest rate of less than 6% is in effect when the policy is reinstated, the interest rate for any unpaid loan at the time of reinstatement will be the same as the loan rate.

     - Evidence of insurability satisfactory to us if the reinstatement is requested more than 31 days after termination.

     The Cash Value which will be reinstated is equal to the Cash Value at the time of lapse less the difference between the surrender charge at the time of lapse and the surrender charge which is reinstated. The surrender charge that is reinstated is based on the Policy Year in which the reinstatement is made. See "Section III: Charges Under the Policy -- Surrender Charge." If the surrender charge reinstated exceeds the Cash Value reinstated, we will require payment of an amount equal to the difference.

     If we do reinstate the policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not terminated. The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve the request for reinstatement.

ADDITIONAL BENEFITS AVAILABLE BY RIDER

     The policy can include additional benefits that we approve based on our standards and limits for issuing insurance and classifying risks. An additional benefit is provided by a rider and is subject to the terms of both the policy and the rider. The following rider is currently available.

     ADJUSTABLE TERM INSURANCE RIDER.

     This rider provides term insurance coverage on the Insured. The initial term amount is shown on page 2 of your Policy. If the policyowner requests a change in the base policy face amount, or if the amount of death benefit under the base policy automatically increases or decreases in order to satisfy IRC
Section 7702 requirements, the term benefit will be adjusted on each policy anniversary accordingly to maintain a level overall total death benefit. In addition, the policyowner can elect to change the term amount at any time. The policyowner must furnish evidence of insurability, satisfactory to us, in connection with any request to increase the term amount.

     TERM RIDER VS. BASE POLICY COVERAGE. If you compare a policy with a term insurance rider to one that provides the same initial death benefit without a term rider, the policy with the term rider will have lower surrender charges. See "Section III: Charges Under the Policy -- Surrender Charge."

     ALTERNATE CASH SURRENDER VALUE BENEFIT RIDER.

     This rider provides for an alternate cash surrender value benefit equal to the policy's cash value plus the value of the deferred premium account if every policy owned by you and which is part of a policy series is surrendered at the same time. "Policy series" means all policies owned by you issued with this rider. This rider expires at the earliest of the date a partial withdrawal or loan is taken, the policy lapse date or the rider expiry date. The rider must be selected at policy application.

     Charges deducted from the premium, including the Sales Expense Charge, the State Tax Charge and the Federal Tax Charge, are held in the deferred premium account. The deferred premium account is not an Investment Division. It does not accrue interest and is not considered when calculating maximum loan or partial withdrawal amounts. During the first policy year, the value of the deferred premium account is equal to the sum of all the premium expense charges collected. Starting with the first monthly deduction day in the second policy year and ending on the last monthly deduction day prior to the rider expiry date, the balance held in the deferred premium account is reduced based on a straight line amortization.

     The cost for this rider is deducted on each monthly deduction day while the rider is in effect. The monthly cost of the rider is calculated as the monthly rider rate times the sum of the value of the deferred premium account and the surrender charge as of the prior monthly deduction day. Monthly rider rates will be set by us in advance, and will not exceed 2.5%.

PAYMENT OPTIONS

     We will pay death benefits in one sum or, if elected, we will apply all or part of the death benefit under one or more of the options described in this section. If we agree, the death benefit may be placed under some other method of payment instead. Any death benefits, less Policy Debt, paid in one sum will bear interest compounded each year from the Insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year, and will not be less than required by law.

     While the Insured is living, the policyowner can elect or change a payment option. The policyowner can also elect or change one or more beneficiaries who will be the payee or payees under that option. After the Insured dies, any person who is to receive proceeds in one sum (other than an assignee) can instead elect a payment option and name payees. The person who elects an option can also name one or more successor payees to receive any amount remaining at the death of the payee. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells us in writing and we agree.

     If we agree, a payee who has elected a payment option may later elect to have any unpaid amount, or the present value of any elected payments, placed under another option described in this section. When any payment under an option would be less than $100, we may pay any unpaid amount or present value in one sum. We will hold amounts to be paid under the options described below in our General Account.

     PAYEES.

     Only individuals who are to receive payments in their own behalf may be named as payees or successor payees, unless we agree to some other payee. We may require proof of the age or the survival of a payee.

     It may happen that when the last surviving payee dies, we still have an unpaid amount, or there are some payments that remain to be made. If so, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

     PROCEEDS AT INTEREST OPTIONS (OPTIONS 1A AND 1B).

     The policy proceeds may be left with us at interest. We will set the interest rate each year. This rate will be at least 3% per year.

     For the Interest Accumulation Option (Option 1A), we credit interest each year on the amount we still have. This amount can be withdrawn at any time in sums of $100 or more. We pay interest to the date of withdrawal on sums withdrawn.

     For the Interest Payment Option (Option 1B), we pay interest once each month, every 3 months, every 6 months, or once each year, as chosen, based on the amount we still have.

     LIFE INCOME OPTION (OPTION 2).

     We make equal payments each month during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the death benefit to purchase a corresponding single premium life annuity contract that is being issued when the first payment is due. Payments are based on the appropriately adjusted annuity premium rate in effect at that time, but will not be less than the corresponding minimum amount shown in the Option 2 Table, which appears in Section 9 of your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

     Upon request, we will state in writing what the minimum amount of each monthly payment would be under this option. It is based on the sex and adjusted age of the payee or payees. To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:

1996 AND                                                   2036 AND
EARLIER    1997-2005   2006-2015   2016-2025   2026-2035    LATER
--------   ---------   ---------   ---------   ---------   --------
+2 years    +1 year        0        -1 year    -2 years    -3 years

     We make a payment each month while the payee is living. Payments do not change, and are guaranteed for 10 years, even if that payee dies sooner.

BENEFICIARY

     A Beneficiary is any person or entity the policyowner names to receive the Death Benefit after the Insured dies. The policyowner names the Beneficiary when he or she applies for the policy. There may be different classes of Beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

     The Beneficiary may be changed during the Insured's lifetime by writing to our Service Office or such other location that we indicate to you providing us with the information we need to record the name and class of the new Beneficiary. Generally, the change will take effect as of the date the request is signed. If no Beneficiary is living when the Insured dies, unless provided otherwise, the death benefit is paid to the policyowner or, if deceased, the policyowner's estate.

CHANGE OF OWNERSHIP

     A successor policyowner can be named in the application, or in a signed notice that gives us the facts we need. The successor policyowner will become the new policyowner when the original policyowner dies, if the original policyowner dies before the Insured. If no successor policyowner survives the original policyowner and the original policyowner dies before the Insured, the original policyowner's estate becomes the new policyowner.

     The policyowner can also change the policyowner in a signed notice that gives us the facts we need. When this change takes effect, all rights of ownership in this policy will pass to the new policyowner.

     When we record a change of policyowner or successor policyowner, these changes will take effect as of the date of the policyowner's signed notice. This is subject to any payments we made or action we took before recording these changes. We may require that these changes be endorsed in the policy. Changing the policyowner or naming a new successor policyowner cancels any prior choice of policyowner or successor policyowner, respectively, but does not change the Beneficiary.

ASSIGNMENT

     While the Insured is living, the policy may be assigned as collateral for a loan or other obligation. For an assignment to be binding on us, we must receive a signed copy of it at our Service Office or such other location that we indicate to the policyowner in writing. We are not responsible for the validity of any assignment.

LIMITS ON OUR RIGHTS TO CHALLENGE THE POLICY

     Except for any increases in Face Amount, other than one due solely to a change in the Life Insurance Benefit Option, we must bring any legal action to contest the validity of a policy within two years from its Issue Date. After that we cannot contest its validity, except for failure to pay premiums or unless the Insured died within that two year period. For any increase in the Face Amount, other than one due solely to a change in the Life Insurance Benefit Option, we must bring legal action to contest that increase within two years from the effective date of the increase.

MISSTATEMENT OF AGE OR SEX

     If the Insured's age or sex is misstated in the policy application, the death benefit payable under the policy will be adjusted based on what the policy would provide according to the most recent mortality charge for the correct date of birth or correct sex.

SUICIDE

     If the Insured commits suicide within two years from the Issue Date or less where required by law (or, with respect to an increase in Face Amount, the effective date of the increase), and while the policy is in force, the policy will end, and the only amount payable to the Beneficiary will be the premiums paid, less any Policy Debt and any partial withdrawals.

WHEN WE PAY PROCEEDS

     If the policy has not terminated, payment of the Cash Surrender Value less any Policy Debt, partial withdrawal, loan proceeds or the death benefit are made within 7 days after we receive all requirements at our

Service Office or such other location that we indicate to you in writing. However, we can delay payment of the Cash Surrender Value or any partial withdrawal from the Separate Account, loan proceeds attributable to the Separate Account, or the death benefit during any period that: (1) it is not reasonably practicable to determine the amount because the New York Stock Exchange is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC, by order, permits us to delay payment in order to protect our policyowners.

     Amounts payable from the Fixed Account may be deferred for up to 6 months from the date the request is received at our Service Office.

     We can also delay payment of any amounts attributable to a check you have given us for a reasonable time (but not more than 2 weeks) to allow your check to clear.

     We can delay payment of the entire death benefit if payment is contested. We investigate all death claims arising within the two-year limit on our right to challenge the policy. Upon receiving the information from a completed investigation, we generally make a determination within 5 days as to whether the claim should be authorized for payment. Payments are made promptly after authorization. If payment of a Cash Surrender Value or partial withdrawal is delayed for 30 days or more, we add interest at an annual rate of 3%. We add interest to a death benefit from the date of death to the date of payment at the same rate as is paid under the Interest Payment Option. See "Section VI:
Additional Information--Payment Options."

RECORDS AND REPORTS

     All records and accounts relating to the Separate Account and the Fixed Account are maintained by New York Life or NYLIAC. Each year we will mail the policyowner a report showing the Cash Value and any Policy Debt as of the latest policy anniversary. This report contains any additional information required by applicable law or regulation.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

SALES AND OTHER AGREEMENTS

     NYLIFE Distributors Inc., ("NYLIFE Distributors"), a member of the National Association of Securities Dealers, is the principal underwriter and the distributor of the policies. NYLIFE Distributors is an indirect wholly-owned subsidiary of New York Life. NYLIFE Distributors is engaged in the business of underwriting and distributing units of the Separate Account and shares of open-end investment companies, including The MainStay Funds and the Eclipse Funds Inc.

     For policies issued prior to September 28, 1999, the commissions paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors during a policy's first year will not exceed 35% of the premiums paid up to a policy's surrender charge premium (5% in Policy Years two through ten) plus 3% of premiums paid in excess of such amount. Commissions paid in Policy Years eleven and beyond are 2% of premiums paid.

     For policies issued on or after September 28, 1999, the commissions paid during a policy's first year will not exceed 35% of the premiums paid up to a policy's surrender charge premium (2.5% in Policy Years two through ten) plus 1.25% of premiums paid in excess of such amount. No commissions are paid in Policy Years eleven and beyond. Apart from commissions, registered representatives may receive compensation for policy administration services which they provide pursuant to the terms of a service agreement.

     A table of surrender charge premium rates per thousand appears in Appendix B to the Policy Prospectus.

LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, employment and benefits and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

EXPERTS

     The financial statements of NYLIAC as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 included in this prospectus have been so included in reliance on the report (which includes an explanatory paragraph relating to a change in its method of accounting for the cost of computer software developed or obtained for internal use as described in
Note 2 to the financial statements) of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

     The financial statements of the Separate Accounts as of December 31, 2000 and for each of the three years in the period ended December 31, 2000, included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

     Actuarial matters in this prospectus have been examined by Alan Igielski, FSA, MAAA, Actuary. An opinion on actuarial matters is filed with the SEC as an exhibit to the registration statement.

FINANCIAL STATEMENTS

     We have included in this prospectus the audited financial statements of NYLIAC (including the auditor's report) for the fiscal years ended December 31, 2000, 1999, and 1998, and of the Separate Account (including the Auditor's report) for the year ended December 31, 2000, 1999 and 1998. You should consider the financial statements of NYLIAC as bearing only upon the ability of NYLIAC to meet its obligations under the policy.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                   APPENDIX A
                  SURRENDER CHARGE PREMIUM RATES PER THOUSAND

     The surrender charge premium for the policy is equal to (a * b)/1000 where
(a) is the surrender charge premium rates per thousand applicable to the age of the Insured on the Policy Date, as set forth in the table below, and (b) is the initial Face Amount. The result is then multiplied by the applicable percentage shown in the Section "Surrender Charges" on page 12.

                            SURRENDER CHARGE
                              PREMIUM RATE
                AGE           PER THOUSAND
                ---         ----------------
                18                2.60
                19                2.80
                20                3.00
                21                3.20
                22                3.40
                23                3.60
                24                3.80
                25                4.00
                26                4.20
                27                4.40
                28                4.60
                29                4.80
                30                5.00
                31                5.20
                32                5.40
                33                5.60
                34                5.80
                35                6.00
                36                6.30
                37                6.60
                38                6.90
                39                7.20
                40                7.50
                41                7.80
                42                8.10
                43                8.40
                44                8.70
                45                9.00
                46                9.60
                47               10.20
                48               10.80
                49               11.40
                50               12.00
                51               12.60

                            SURRENDER CHARGE
                              PREMIUM RATE
                AGE           PER THOUSAND
                ---         ----------------
                52               13.20
                53               13.80
                54               14.40
                55               15.00
                56               16.40
                57               17.80
                58               19.20
                59               20.60
                60               22.00
                61               23.60
                62               25.20
                63               26.80
                64               28.40
                65               30.00
                66               31.80
                67               33.60
                68               35.40
                69               37.20
                70               39.00
                71               41.40
                72               43.80
                73               46.20
                74               48.60
                75               51.00
                76               54.00
                77               57.00
                78               60.00
                79               63.00
                80               66.00
                81               69.60
                82               73.20
                83               76.80
                84               80.40
                85               84.00

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2000

                                       MAINSTAY VP      MAINSTAY VP
                                         CAPITAL            CASH         MAINSTAY VP      MAINSTAY VP
                                       APPRECIATION      MANAGEMENT      CONVERTIBLE       GOVERNMENT
                                      -----------------------------------------------------------------
ASSETS:
  Investment at net asset value.....   $ 33,792,569     $     77,092     $      2,037     $     18,478

LIABILITIES:
  Liability to New York Life
    Insurance and Annuity
    Corporation for mortality and
    expense risk charges............         54,607              135                3               33
                                       ------------     ------------     ------------     ------------
      Total equity..................   $ 33,737,962     $     76,957     $      2,034     $     18,445
                                       ============     ============     ============     ============
TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners............   $ 33,737,962     $     76,957     $      2,034     $     18,445
                                       ============     ============     ============     ============
    Variable accumulation unit
      value.........................   $      13.20     $       1.13     $       9.32     $      11.66
                                       ============     ============     ============     ============
Identified Cost of Investment.......   $ 36,105,237     $     77,092     $      2,318     $     18,497
                                       ============     ============     ============     ============

                                       MAINSTAY VP      MAINSTAY VP
                                         DREYFUS        EAGLE ASSET         ALGER
                                          LARGE          MANAGEMENT        AMERICAN         CALVERT
                                         COMPANY           GROWTH           SMALL            SOCIAL
                                          VALUE            EQUITY       CAPITALIZATION      BALANCED
                                      -----------------------------------------------------------------
ASSETS:
  Investment at net asset value.....   $    325,103     $    265,181     $     89,046     $     40,355

LIABILITIES:
  Liability to New York Life
    Insurance and Annuity
    Corporation for mortality and
    expense risk charges............            550              404              210              149
                                       ------------     ------------     ------------     ------------
      Total equity..................   $    324,553     $    264,777     $     88,836     $     40,206
                                       ============     ============     ============     ============
TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners............   $    324,553     $    264,777     $     88,836     $     40,206
                                       ============     ============     ============     ============
    Variable accumulation unit
      value.........................   $      11.26     $       7.95     $      11.02     $      11.53
                                       ============     ============     ============     ============
Identified Cost of Investment.......   $    316,002     $    323,129     $    131,058     $     45,515
                                       ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

     MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                                        MAINSTAY VP      MAINSTAY VP
      HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP         GROWTH          INDEXED
    CORPORATE BOND       EQUITY           RETURN           VALUE             BOND            EQUITY           EQUITY
    --------------------------------------------------------------------------------------------------------------------
     $     78,233     $ 16,505,579     $    528,364     $        989     $    503,985     $ 39,692,259     $113,253,037

              224           28,255              887                2              899           66,439          193,743
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $     78,009     $ 16,477,324     $    527,477     $        987     $    503,086     $ 39,625,820     $113,059,294
     ============     ============     ============     ============     ============     ============     ============
     $     78,009     $ 16,477,324     $    527,477     $        987     $    503,086     $ 39,625,820     $113,059,294
     ============     ============     ============     ============     ============     ============     ============
     $      10.17     $      11.01     $       9.87     $       9.92     $      11.39     $      13.59     $      12.13
     ============     ============     ============     ============     ============     ============     ============
     $     94,368     $ 17,345,258     $    604,985     $        894     $    527,050     $ 42,380,113     $117,698,873
     ============     ============     ============     ============     ============     ============     ============

                                                                        MORGAN STANLEY
                                                        JANUS ASPEN          UIF
       FIDELITY         FIDELITY       JANUS ASPEN         SERIES          EMERGING
        VIP II            VIP             SERIES         WORLDWIDE         MARKETS       T. ROWE PRICE
    CONTRAFUND(R)    EQUITY-INCOME       BALANCED          GROWTH           EQUITY       EQUITY INCOME
    ---------------------------------------------------------------------------------------------------
     $    352,368     $  1,359,254     $  9,177,545     $    247,875     $     10,554     $    124,168

              636            2,484           15,870              395               37              180
---  ------------     ------------     ------------     ------------     ------------     ------------
     $    351,732     $  1,356,770     $  9,161,675     $    247,480     $     10,517     $    123,988
     ============     ============     ============     ============     ============     ============
     $    351,732     $  1,356,770     $  9,161,675     $    247,480     $     10,517     $    123,988
     ============     ============     ============     ============     ============     ============
     $      13.45     $      11.24     $      14.65     $      14.84     $       8.39     $      11.41
     ============     ============     ============     ============     ============     ============
     $    361,152     $  1,242,532     $  8,298,287     $    311,288     $     15,371     $    115,895
     ============     ============     ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the years ended December 31, 2000,
December 31, 1999, and December 31, 1998

                                                     MAINSTAY VP                                     MAINSTAY VP
                                                CAPITAL APPRECIATION                               CASH MANAGEMENT
                                    ---------------------------------------------   ---------------------------------------------
                                       2000             1999            1998(A)        2000             1999            1998(A)
                                    ----------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................  $        --      $        --      $       305   $     4,176      $     2,695      $     1,286
  Mortality and expense risk
    charges.......................     (266,832)        (172,109)          (1,068)         (493)            (392)            (178)
                                    -----------      -----------      -----------   -----------      -----------      -----------
      Net investment income
        (loss)....................     (266,832)        (172,109)            (763)        3,683            2,303            1,108
                                    -----------      -----------      -----------   -----------      -----------      -----------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments...................      793,977          391,958           25,263         3,737            3,325            3,858
  Cost of investments sold........     (736,532)        (319,280)         (25,230)       (3,737)          (3,325)          (3,858)
                                    -----------      -----------      -----------   -----------      -----------      -----------
      Net realized gain (loss) on
        investments...............       57,445           72,678               33            --               --               --
  Realized gain distribution
    received......................    2,492,571        1,406,017            3,223            --               --               --
  Change in unrealized
    appreciation (depreciation)
    on investments................   (6,613,986)       4,253,400           47,918            --               --               --
                                    -----------      -----------      -----------   -----------      -----------      -----------
      Net gain (loss) on
        investments...............   (4,063,970)       5,732,095           51,174            --               --               --
                                    -----------      -----------      -----------   -----------      -----------      -----------
  Increase (decrease) attributable
    to New York Life Insurance and
    Annuity Corporation charges
    retained by the Separate
    Account.......................       12,807           (8,056)             (82)           (6)              (3)              (1)
                                    -----------      -----------      -----------   -----------      -----------      -----------
      Net increase (decrease) in
        total equity resulting
        from operations...........  $(4,317,995)     $ 5,551,930      $    50,329   $     3,677      $     2,300      $     1,107
                                    ===========      ===========      ===========   ===========      ===========      ===========

                                                     MAINSTAY VP                                     MAINSTAY VP
                                                INTERNATIONAL EQUITY                                TOTAL RETURN
                                    ---------------------------------------------   ---------------------------------------------
                                       2000             1999            1998(A)        2000            1999(D)           1998
                                    ----------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................  $   117,130      $    67,803      $     9,199   $    11,186      $     4,687      $        --
  Mortality and expense risk
    charges.......................     (125,681)         (88,960)          (1,786)       (3,793)            (206)              --
                                    -----------      -----------      -----------   -----------      -----------      -----------
      Net investment income
        (loss)....................       (8,551)         (21,157)           7,413         7,393            4,481               --
                                    -----------      -----------      -----------   -----------      -----------      -----------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments...................      383,949          221,451           37,568        28,415            1,945               --
  Cost of investments sold........     (343,452)        (202,843)         (37,797)      (29,113)          (1,982)              --
                                    -----------      -----------      -----------   -----------      -----------      -----------
      Net realized gain (loss) on
        investments...............       40,497           18,608             (229)         (698)             (37)              --
  Realized gain distribution
    received......................      937,980          411,627               --        46,019            7,214               --
  Change in unrealized
    appreciation (depreciation)
    on investments................   (4,758,034)       3,903,987           14,368       (75,606)          (1,015)              --
                                    -----------      -----------      -----------   -----------      -----------      -----------
      Net gain (loss) on
        investments...............   (3,779,557)       4,334,222           14,139       (30,285)           6,162               --
                                    -----------      -----------      -----------   -----------      -----------      -----------
  Increase (decrease) attributable
    to New York Life Insurance and
    Annuity Corporation charges
    retained by the Separate
    Account.......................        6,438           (4,902)             (71)           63               (7)              --
                                    -----------      -----------      -----------   -----------      -----------      -----------
      Net increase (decrease) in
        total equity resulting
        from operations...........  $(3,781,670)     $ 4,308,163      $    21,481   $   (22,829)     $    10,636      $        --
                                    ===========      ===========      ===========   ===========      ===========      ===========

     For the period March 1998 (Commencement of Investments)
(a)  through December 1998.
     For the period April 1998 (Commencement of Investments)
(b)  through December 1998.
     For the period July 1999 (Commencement of Investments)
(c)  through December 1999.
     For the period November 1999 (Commencement of Investments)
(d)  through December 1999.
     For the period January 2000 (Commencement of Investments)
(e)  through December 2000.
     For the period March 2000 (Commencement of Investments)
(f)  through December 2000.
     For the period November 2000 (Commencement of Investments)
(g)  through December 2000.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                                                                                      MAINSTAY VP
                  MAINSTAY VP                               MAINSTAY VP                               HIGH YIELD
                  CONVERTIBLE                               GOVERNMENT                              CORPORATE BOND
    ---------------------------------------   ---------------------------------------   ---------------------------------------
      2000(G)        1999          1998          2000          1999         1998(B)        2000          1999        1998 (B)
    ---------------------------------------------------------------------------------------------------------------------------
    $        74   $        --   $        --   $     1,069   $       729   $       401   $    10,501   $    14,109   $       429
             (3)           --            --          (113)          (85)          (35)         (846)         (334)          (21)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
             71            --            --           956           644           366         9,655        13,775           408
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
            956            --            --         1,513         1,313           609       115,781         5,751           164
         (1,045)           --            --        (1,502)       (1,290)         (578)     (132,327)       (5,796)         (170)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
            (89)           --            --            11            23            31       (16,546)          (45)           (6)
             61            --            --            --            --            --             5         2,440            14
           (282)           --            --           833          (931)           79        (2,743)      (12,839)         (554)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
           (310)           --            --           844          (908)          110       (19,284)      (10,444)         (546)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
             --            --            --            (3)           --            --            12            (3)           --
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
    $      (239)  $        --   $        --   $     1,797   $      (264)  $       476   $    (9,617)  $     3,328   $      (138)
    ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========

                  MAINSTAY VP                               MAINSTAY VP                               MAINSTAY VP
                     VALUE                                     BOND                                  GROWTH EQUITY
    ---------------------------------------   ---------------------------------------   ---------------------------------------
       2000          1999         1998(B)        2000          1999         1998(A)        2000          1999         1998(B)
    ---------------------------------------------------------------------------------------------------------------------------
    $        12   $       868   $        --   $    31,906   $    22,577   $    15,329   $   226,021   $   213,860   $     3,028
            (59)         (434)           --        (3,080)       (2,417)       (1,045)     (290,150)     (178,385)       (1,935)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
            (47)          434            --        28,826        20,160        14,284       (64,129)       35,475         1,093
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         61,659         2,311           343        14,663        13,568        24,172       959,323       442,575        33,676
        (67,964)       (2,187)         (372)      (15,533)      (13,870)      (23,500)     (848,499)     (393,827)      (34,708)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         (6,305)          124           (29)         (870)         (302)          672       110,824        48,748        (1,032)
             30            --            --            --            33         7,525     3,611,754     3,588,900        30,785
         (1,821)        1,915             2        13,763       (26,901)       (9,927)   (5,297,014)    2,604,396         4,765
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         (8,096)        2,039           (27)       12,893       (27,170)       (1,730)   (1,574,436)    6,242,044        34,518
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
              9             5            --           (63)            3           (12)        9,030        (7,352)          (79)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
    $    (8,134)  $     2,478   $       (27)  $    41,656   $    (7,007)  $    12,542   $(1,629,535)  $ 6,270,167   $    35,532
    ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2000,
December 31, 1999, and December 31, 1998

                                                         MAINSTAY VP                                  MAINSTAY VP
                                                        INDEXED EQUITY                        DREYFUS LARGE COMPANY VALUE
                                          ------------------------------------------   ------------------------------------------
                                              2000           1999         1998(A)        2000(F)          1999           1998
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $  1,101,066   $  1,143,199   $      7,987   $      2,107   $         --   $         --
  Mortality and expense risk charges....      (858,106)      (596,406)        (3,211)        (1,540)            --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......       242,960        546,793          4,776            567             --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....     2,581,459      1,383,257         62,401        124,454             --             --
  Cost of investments sold..............    (2,450,763)    (1,194,347)       (62,530)      (114,710)            --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................       130,696        188,910           (129)         9,744             --             --
  Realized gain distribution received...     2,128,739      1,816,656          6,801          5,261             --             --
  Change in unrealized appreciation
    (depreciation) on investments.......   (15,022,320)    10,506,330         70,155          9,101             --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....   (12,762,885)    12,511,896         76,827         24,106             --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Increase (decrease) attributable to
    New York Life Insurance and Annuity
    Corporation charges retained by the
    Separate Account....................        30,721        (13,127)          (153)           (19)            --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in total
        equity resulting from
        operations......................  $(12,489,204)  $ 13,045,562   $     81,450   $     24,654   $         --   $         --
                                          ============   ============   ============   ============   ============   ============

                                                       FIDELITY VIP II                                FIDELITY VIP
                                                        CONTRAFUND(R)                                EQUITY-INCOME
                                          ------------------------------------------   ------------------------------------------
                                              2000           1999         1998(B)          2000           1999         1998(B)
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $        292   $         95   $         --   $     14,806   $      5,735   $         --
  Mortality and expense risk charges....        (2,122)          (246)           (43)        (8,853)        (5,667)        (1,898)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......        (1,830)          (151)           (43)         5,953             68         (1,898)
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....       157,929          4,562            943        115,117         57,842         31,773
  Cost of investments sold..............      (163,492)        (3,703)          (928)      (119,861)       (57,435)       (33,821)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................        (5,563)           859             15         (4,744)           407         (2,048)
  Realized gain distribution received...        10,595            696             --         55,781         12,677             --
  Change in unrealized appreciation
    (depreciation) on investments.......       (21,313)         9,974          2,555         71,557         46,820         (1,654)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....       (16,281)        11,529          2,570        122,594         59,904         (3,702)
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Increase (decrease) attributable to
    New York Life Insurance and Annuity
    Corporation charges retained by the
    Separate Account....................            47            (12)            (2)           (83)           (44)           (28)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in total
        equity resulting from
        operations......................  $    (18,064)  $     11,366   $      2,525   $    128,464   $     59,928   $     (5,628)
                                          ============   ============   ============   ============   ============   ============

     For the period March 1998 (Commencement of Investments)
(a)  through December 1998.
     For the period April 1998 (Commencement of Investments)
(b)  through December 1998.
     For the period July 1999 (Commencement of Investments)
(c)  through December 1999.
     For the period November 1999 (Commencement of Investments)
(d)  through December 1999.
     For the period January 2000 (Commencement of Investments)
(e)  through December 2000.
     For the period March 2000 (Commencement of Investments)
(f)  through December 2000.
     For the period November 2000 (Commencement of Investments)
(g)  through December 2000.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                  MAINSTAY VP
                  EAGLE ASSET                             ALGER AMERICAN                                CALVERT
           MANAGEMENT GROWTH EQUITY                    SMALL CAPITALIZATION                         SOCIAL BALANCED
    ---------------------------------------   ---------------------------------------   ---------------------------------------
      2000(F)        1999          1998          2000          1999         1998(B)        2000          1999         1998(B)
    ---------------------------------------------------------------------------------------------------------------------------
    $        --   $        --   $        --   $        --   $        --   $        --   $       694   $     1,575   $        41
         (1,537)           --            --        (1,040)         (162)          (14)         (558)         (114)           (5)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         (1,537)           --            --        (1,040)         (162)          (14)          136         1,461            36
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
        119,502            --            --        52,723         4,505           380        55,038         3,830           203
       (127,244)           --            --       (99,810)       (3,930)         (475)      (57,843)       (3,672)         (203)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         (7,742)           --            --       (47,087)          575           (95)       (2,805)          158            --
         32,092            --            --        55,354           932           220         1,224         5,394            91
        (57,948)           --            --       (61,609)       19,023           575        (2,653)       (2,502)           (5)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
        (33,598)           --            --       (53,342)       20,530           700        (4,234)        3,050            86
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
             66            --            --            94           (18)           (1)           10            (4)           --
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
    $   (35,069)  $        --   $        --   $   (54,288)  $    20,350   $       685   $    (4,088)  $     4,507   $       122
    ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========

                  JANUS ASPEN                               JANUS ASPEN                           MORGAN STANLEY UIF
                SERIES BALANCED                       SERIES WORLDWIDE GROWTH                   EMERGING MARKETS EQUITY
    ---------------------------------------   ---------------------------------------   ---------------------------------------
       2000          1999         1998(B)        2000          1999         1998(B)        2000         1999(C)        1998
    ---------------------------------------------------------------------------------------------------------------------------
    $   242,823   $   160,050   $    66,234   $     1,169   $        65   $         3   $        --   $        --   $        --
        (62,365)      (46,529)      (13,177)       (1,543)         (190)           --          (210)          (42)           --
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
        180,458       113,521        53,057          (374)         (125)            3          (210)          (42)           --
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
        373,515       231,425       617,823        75,502         1,217            82        15,676         1,392            --
       (284,436)     (185,276)     (666,464)      (68,951)       (1,101)          (85)      (20,837)       (1,290)           --
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         89,079        46,149       (48,641)        6,551           116            (3)       (5,161)          102            --
        763,919            --         1,640        21,352            --             1         3,940            --            --
     (1,335,416)    1,433,564       781,110       (79,916)       16,496             6       (13,494)        8,678            --
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
       (482,418)    1,479,713       734,109       (52,013)       16,612             4       (14,715)        8,780            --
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
            936        (2,393)       (1,199)           79           (20)           --            23            (7)           --
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
    $  (301,024)  $ 1,590,841   $   785,967   $   (52,308)  $    16,467   $         7   $   (14,902)  $     8,731   $        --
    ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2000,
December 31, 1999, and December 31, 1998

                                                                     T. ROWE PRICE EQUITY INCOME
                                                              ------------------------------------------
                                                                2000(E)          1999           1998
                                                              ------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $      1,494   $         --   $         --
  Mortality and expense risk charges........................          (458)            --             --
                                                              ------------   ------------   ------------
      Net investment income (loss)..........................         1,036             --             --
                                                              ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................        54,673             --             --
  Cost of investments sold..................................       (51,598)            --             --
                                                              ------------   ------------   ------------
      Net realized gain (loss) on investments...............         3,075             --             --
  Realized gain distribution received.......................         4,673             --             --
  Change in unrealized appreciation (depreciation) on
    investments.............................................         8,273             --             --
                                                              ------------   ------------   ------------
      Net gain (loss) on investments........................        16,021             --             --
                                                              ------------   ------------   ------------
  Increase (decrease) attributable to New York Life
    Insurance and Annuity Corporation charges retained by
    the Separate Account....................................           (14)            --             --
                                                              ------------   ------------   ------------
      Net increase (decrease) in total equity resulting from
        operations..........................................  $     17,043   $         --   $         --
                                                              ============   ============   ============

     For the period March 1998 (Commencement of Investments)
(a)  through December 1998.
     For the period April 1998 (Commencement of Investments)
(b)  through December 1998.
     For the period July 1999 (Commencement of Investments)
(c)  through December 1999.
     For the period November 1999 (Commencement of Investments)
(d)  through December 1999.
     For the period January 2000 (Commencement of Investments)
(e)  through December 2000.
     For the period March 2000 (Commencement of Investments)
(f)  through December 2000.
     For the period November 2000 (Commencement of Investments)
(g)  through December 2000.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF CHANGES IN TOTAL EQUITY
For the years ended December 31, 2000,
December 31, 1999, and December 31, 1998

                                                                                MAINSTAY VP
                                                                            CAPITAL APPRECIATION
                                                              ------------------------------------------------
                                                                  2000              1999            1998(A)
                                                              --------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
 Operations:
   Net investment income (loss).............................  $   (266,832)     $   (172,109)     $       (763)
   Net realized gain (loss) on investments..................        57,445            72,678                33
   Realized gain distribution received......................     2,492,571         1,406,017             3,223
   Change in unrealized appreciation (depreciation) on
     investments............................................    (6,613,986)        4,253,400            47,918
   Increase (decrease) attributable to New York Life
     Insurance and Annuity Corporation charges retained by
     the Separate Account...................................        12,807            (8,056)              (82)
                                                              ------------      ------------      ------------
     Net increase (decrease) in total equity
       resulting from operations............................    (4,317,995)        5,551,930            50,329
                                                              ------------      ------------      ------------
 Contributions and (withdrawals):
   Policyowners' premium payments...........................       200,246           111,544           202,881
   Cost of insurance........................................      (408,724)         (280,644)           (8,151)
   Policyowners' surrenders.................................            --                --                --
   Net transfers from (to) Fixed Account....................           814        32,649,991           105,084
   Transfers between Investment Divisions...................       (43,118)               --                --
   Policyowners' death benefits.............................       (76,225)               --                --
                                                              ------------      ------------      ------------
     Net contributions and (withdrawals)....................      (327,007)       32,480,891           299,814
                                                              ------------      ------------      ------------
       Increase (decrease) in total equity..................    (4,645,002)       38,032,821           350,143
TOTAL EQUITY:
   Beginning of year........................................    38,382,964           350,143                --
                                                              ------------      ------------      ------------
   End of year..............................................  $ 33,737,962      $ 38,382,964      $    350,143
                                                              ============      ============      ============

                                                                                MAINSTAY VP
                                                                                 HIGH YIELD
                                                                               CORPORATE BOND
                                                              ------------------------------------------------
                                                                  2000              1999            1998(B)
                                                              --------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
 Operations:
   Net investment income (loss).............................  $      9,655      $     13,775      $        408
   Net realized gain (loss) on investments..................       (16,546)              (45)               (6)
   Realized gain distribution received......................             5             2,440                14
   Change in unrealized appreciation (depreciation) on
     investments............................................        (2,743)          (12,839)             (554)
   Increase (decrease) attributable to New York Life
     Insurance and Annuity Corporation charges retained by
     the Separate Account...................................            12                (3)               --
                                                              ------------      ------------      ------------
     Net increase (decrease) in total equity resulting from
       operations...........................................        (9,617)            3,328              (138)
                                                              ------------      ------------      ------------
 Contributions and (withdrawals):
   Policyowners' premium payments...........................        62,556            54,602               420
   Cost of insurance........................................       (10,133)           (2,057)             (171)
   Policyowners' surrenders.................................        (2,928)               --                --
   Net transfers from (to) Fixed Account....................       (53,796)           66,090             4,606
   Transfers between Investment Divisions...................       (34,753)               --                --
   Policyowners' death benefits.............................            --                --                --
                                                              ------------      ------------      ------------
     Net contributions and (withdrawals)....................       (39,054)          118,635             4,855
                                                              ------------      ------------      ------------
       Increase (decrease) in total equity..................       (48,671)          121,963             4,717
TOTAL EQUITY:
   Beginning of year........................................       126,680             4,717                --
                                                              ------------      ------------      ------------
   End of year..............................................  $     78,009      $    126,680      $      4,717
                                                              ============      ============      ============

     For the period March 1998 (Commencement of Investments)
(a)  through December 1998.
     For the period April 1998 (Commencement of Investments)
(b)  through December 1998.
     For the period July 1999 (Commencement of Investments)
(c)  through December 1999.
     For the period November 1999 (Commencement of Investments)
(d)  through December 1999.
     For the period January 2000 (Commencement of Investments)
(e)  through December 2000.
     For the period March 2000 (Commencement of Investments)
(f)  through December 2000.
     For the period November 2000 (Commencement of Investments)
(g)  through December 2000.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                   MAINSTAY VP                                  MAINSTAY VP                           MAINSTAY VP
                 CASH MANAGEMENT                                CONVERTIBLE                           GOVERNMENT
    ------------------------------------------   ------------------------------------------   ---------------------------
        2000           1999         1998(A)        2000(G)          1999           1998           2000           1999
    -----------------------------------------------------------------------------------------------------------------
    $      3,683   $      2,303   $      1,108   $         71   $         --   $         --   $        956   $        644
              --             --             --            (89)            --             --             11             23
              --             --             --             61             --             --             --             --
              --             --             --           (282)            --             --            833           (931)
              (6)            (3)            (1)            --             --             --             (3)            --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
           3,677          2,300          1,107           (239)            --             --          1,797           (264)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          14,600         14,854         26,274             --             --             --          4,164          5,697
          (3,266)        (2,954)        (1,757)          (955)            --             --         (1,406)        (1,237)
              --             --             --             --             --             --             --             --
              --             --         22,122          3,228             --             --             --             94
              --             --             --             --             --             --             --             --
              --             --             --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          11,334         11,900         46,639          2,273             --             --          2,758          4,554
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          15,011         14,200         47,746          2,034             --             --          4,555          4,290
          61,946         47,746             --             --             --             --         13,890          9,600
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $     76,957   $     61,946   $     47,746   $      2,034   $         --   $         --   $     18,445   $     13,890
    ============   ============   ============   ============   ============   ============   ============   ============

     MAINSTAY VP
      GOVERNMENT
     ------------
       1998(B)
     ------------
     $        366
               31
               --
               79
               --
     ------------
              476
     ------------
            3,943
             (648)
               --
            5,829
               --
               --
     ------------
            9,124
     ------------
            9,600
               --
     ------------
     $      9,600
     ============

                   MAINSTAY VP                                  MAINSTAY VP                           MAINSTAY VP
               INTERNATIONAL EQUITY                             TOTAL RETURN                             VALUE
    ------------------------------------------   ------------------------------------------   ---------------------------
        2000           1999         1998(A)          2000         1999(D)          1998           2000           1999
    -----------------------------------------------------------------------------------------------------------------
    $     (8,551)  $    (21,157)  $      7,413   $      7,393   $      4,481   $         --   $        (47)  $        434
          40,497         18,608           (229)          (698)           (37)            --         (6,305)           124
         937,980        411,627             --         46,019          7,214             --             30             --
      (4,758,034)     3,903,987         14,368        (75,606)        (1,015)            --         (1,821)         1,915
           6,438         (4,902)           (71)            63             (7)            --              9              5
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (3,781,670)     4,308,163         21,481        (22,829)        10,636             --         (8,134)         2,478
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         313,209        269,368        195,556        290,757             --             --            504            499
        (218,960)      (163,674)       (19,904)       (25,358)        (1,945)            --           (627)        (2,025)
            (111)           (57)            --             --             --             --             --             --
          13,457     15,307,849        265,209             --        276,216             --            883         68,897
              --             --             --             --             --             --        (61,745)            --
         (32,592)            --             --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          75,003     15,413,486        440,861        265,399        274,271             --        (60,985)        67,371
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (3,706,667)    19,721,649        462,342        242,570        284,907             --        (69,119)        69,849
      20,183,991        462,342             --        284,907             --             --         70,106            257
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 16,477,324   $ 20,183,991   $    462,342   $    527,477   $    284,907   $         --   $        987   $     70,106
    ============   ============   ============   ============   ============   ============   ============   ============

     MAINSTAY VP
        VALUE
     ------------
       1998(B)
    ----------------------------------------
     $         --
              (29)
               --
                2
               --
     ------------
              (27)
     ------------
              319
             (112)
               --
               77
               --
               --
     ------------
              284
     ------------
              257
               --
     ------------
     $        257
     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2000,
December 31, 1999, and December 31, 1998

                                                                                MAINSTAY VP
                                                                                    BOND
                                                              ------------------------------------------------
                                                                  2000              1999            1998(A)
                                                              --------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
 Operations:
   Net investment income (loss).............................  $     28,826      $     20,160      $     14,284
   Net realized gain (loss) on investments..................          (870)             (302)              672
   Realized gain distribution received......................            --                33             7,525
   Change in unrealized appreciation (depreciation) on
     investments............................................        13,763           (26,901)           (9,927)
   Increase (decrease) attributable to New York Life
     Insurance and Annuity Corporation charges retained by
     the Separate Account...................................           (63)                3               (12)
                                                              ------------      ------------      ------------
     Net increase (decrease) in total equity resulting from
       operations...........................................        41,656            (7,007)           12,542
                                                              ------------      ------------      ------------
 Contributions and (withdrawals):
   Policyowners' premium payments...........................        98,523            98,172           193,447
   Cost of insurance........................................       (11,762)          (11,291)           (7,428)
   Policyowners' surrenders.................................            --                --                --
   Net transfers from (to) Fixed Account....................            --                94            96,140
   Transfers between Investment Divisions...................            --                --                --
   Policyowners' death benefits.............................            --                --                --
                                                              ------------      ------------      ------------
     Net contributions and (withdrawals)....................        86,761            86,975           282,159
                                                              ------------      ------------      ------------
       Increase (decrease) in total equity..................       128,417            79,968           294,701
TOTAL EQUITY:
   Beginning of year........................................       374,669           294,701                --
                                                              ------------      ------------      ------------
   End of year..............................................  $    503,086      $    374,669      $    294,701
                                                              ============      ============      ============

                                                                                MAINSTAY VP
                                                                                EAGLE ASSET
                                                                                 MANAGEMENT
                                                                               GROWTH EQUITY
                                                              ------------------------------------------------
                                                                2000(F)             1999              1998
                                                              --------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
 Operations:
   Net investment income (loss).............................  $     (1,537)     $         --      $         --
   Net realized gain (loss) on investments..................        (7,742)               --                --
   Realized gain distribution received......................        32,092                --                --
   Change in unrealized appreciation (depreciation) on
     investments............................................       (57,948)               --                --
   Increase (decrease) attributable to New York Life
     Insurance and Annuity Corporation charges retained by
     the Separate Account...................................            66                --                --
                                                              ------------      ------------      ------------
     Net increase (decrease) in total equity resulting from
       operations...........................................       (35,069)               --                --
                                                              ------------      ------------      ------------
 Contributions and (withdrawals):
   Policyowners' premium payments...........................       233,685                --                --
   Cost of insurance........................................        (9,045)               --                --
   Policyowners' surrenders.................................            --                --                --
   Net transfers from (to) Fixed Account....................        75,206                --                --
   Transfers between Investment Divisions...................            --                --                --
                                                              ------------      ------------      ------------
     Net contributions and (withdrawals)....................       299,846                --                --
                                                              ------------      ------------      ------------
       Increase (decrease) in total equity..................       264,777                --                --
TOTAL EQUITY:
   Beginning of year........................................            --                --                --
                                                              ------------      ------------      ------------
   End of year..............................................  $   $264,777      $         --      $         --
                                                              ============      ============      ============

     For the period March 1998 (Commencement of Investments)
(a)  through December 1998.
     For the period April 1998 (Commencement of Investments)
(b)  through December 1998.
     For the period July 1999 (Commencement of Investments)
(c)  through December 1999.
     For the period November 1999 (Commencement of Investments)
(d)  through December 1999.
     For the period January 2000 (Commencement of Investments)
(e)  through December 2000.
     For the period March 2000 (Commencement of Investments)
(f)  through December 2000.
     For the period November 2000 (Commencement of Investments)
(g)  through December 2000.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                                                                              MAINSTAY VP
                   MAINSTAY VP                                  MAINSTAY VP                   DREYFUS LARGE
                  GROWTH EQUITY                                INDEXED EQUITY                 COMPANY VALUE
    ------------------------------------------   ------------------------------------------   ------------
        2000           1999         1998(B)          2000           1999         1998(A)        2000(F)
    ------------------------------------------------------------------------------------------------------
    $    (64,129)  $     35,475   $      1,093   $    242,960   $    546,793   $      4,776   $        567
         110,824         48,748         (1,032)       130,696        188,910           (129)         9,744
       3,611,754      3,588,900         30,785      2,128,739      1,816,656          6,801          5,261
      (5,297,014)     2,604,396          4,765    (15,022,320)    10,506,330         70,155          9,101
           9,030         (7,352)           (79)        30,721        (13,127)          (153)           (19)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (1,629,535)     6,270,167         35,532    (12,489,204)    13,045,562         81,450         24,654
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,582,335        421,611          1,610      1,800,941        614,649        243,408        236,216
        (580,299)      (327,448)       (32,484)    (1,438,794)      (991,793)       (46,439)        (8,437)
            (304)          (156)            --         (2,780)        (4,156)            --             --
          23,612     33,527,811        411,159          9,906    111,942,387        533,542         72,120
              --             --             --          4,188             --             --             --
         (77,791)            --             --       (243,573)            --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
         947,553     33,621,818        380,285        129,888    111,561,087        730,511        299,899
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
        (681,982)    39,891,985        415,817    (12,359,316)   124,606,649        811,961        324,553
      40,307,802        415,817             --    125,418,610        811,961             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 39,625,820   $ 40,307,802   $    415,817   $113,059,294   $125,418,610   $    811,961   $    324,553
    ============   ============   ============   ============   ============   ============   ============

             MAINSTAY VP
          DREYFUS LARGE
          COMPANY VALUE
     ---------------------------
         1999           1998
    --------------------------------------------------------------------------------
     $         --   $         --
               --             --
               --             --
               --             --
               --             --
     ------------   ------------
               --             --
     ------------   ------------
               --             --
               --             --
               --             --
               --             --
               --             --
               --             --
     ------------   ------------
               --             --
     ------------   ------------
               --             --
               --             --
     ------------   ------------
     $         --   $         --
     ============   ============

                                                                                                FIDELITY
                  ALGER AMERICAN                                  CALVERT                        VIP II
               SMALL CAPITALIZATION                           SOCIAL BALANCED                 CONTRAFUND(R)
    ------------------------------------------   ------------------------------------------   ------------
        2000           1999         1998(B)          2000           1999         1998(B)          2000
    ------------------------------------------------------------------------------------------------------
    $     (1,040)  $       (162)  $        (14)  $        136   $      1,461   $         36   $     (1,830)
         (47,087)           575            (95)        (2,805)           158             --         (5,563)
          55,354            932            220          1,224          5,394             91         10,595
         (61,609)        19,023            575         (2,653)        (2,502)            (5)       (21,313)
              94            (18)            (1)            10             (4)            --             47
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
         (54,288)        20,350            685         (4,088)         4,507            122        (18,064)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
          62,243         46,659          2,686         25,977         43,733          1,459        262,846
          (5,002)        (1,502)          (400)        (3,113)        (1,059)          (228)       (12,285)
          (3,286)            --             --         (2,409)            --             --         (3,092)
         (43,929)        24,084          2,840        (49,024)        23,860            469         39,102
          37,696             --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
          47,722         69,241          5,126        (28,569)        66,534          1,700        286,571
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
          (6,566)        89,591          5,811        (32,657)        71,041          1,822        268,507
          95,402          5,811             --         72,863          1,822             --         83,225
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $     88,836   $     95,402   $      5,811   $     40,206   $     72,863   $      1,822   $    351,732
    ============   ============   ============   ============   ============   ============   ============

              FIDELITY
               VIP II
          CONTRAFUND(R)
     ---------------------------
         1999         1998(B)
    -------------------------------------------------------------------------------------------------------------------------
     $       (151)  $        (43)
              859             15
              696             --
            9,974          2,555
              (12)            (2)
     ------------   ------------
           11,366          2,525
     ------------   ------------
           40,292          8,723
           (2,570)        (1,171)
               --             --
           16,099          7,961
               --             --
     ------------   ------------
           53,821         15,513
     ------------   ------------
           65,187         18,038
           18,038             --
     ------------   ------------
     $     83,225   $     18,038
     ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2000,
December 31, 1999, and December 31, 1998

                                                                                FIDELITY
                                                                                   VIP
                                                                              EQUITY-INCOME
                                                              ---------------------------------------------
                                                                 2000             1999            1998(B)
                                                              ------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)............................  $     5,953      $        68      $    (1,898)
    Net realized gain (loss) on investments.................       (4,744)             407           (2,048)
    Realized gain distribution received.....................       55,781           12,677               --
    Change in unrealized appreciation (depreciation) on
      investments...........................................       71,557           46,820           (1,654)
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained by
      the Separate Account..................................          (83)             (44)             (28)
                                                              -----------      -----------      -----------
      Net increase (decrease) in total equity
        resulting from operations...........................      128,464           59,928           (5,628)
                                                              -----------      -----------      -----------
  Contributions and (withdrawals):
    Policyowners' premium payments..........................      451,237          468,746            6,244
    Cost of insurance.......................................      (55,904)         (50,454)         (31,373)
    Policyowners' surrenders................................       (3,463)            (151)              --
    Net transfers from (to) Fixed Account...................      (52,164)          24,442          416,846
    Transfers between Investment Divisions..................           --               --               --
                                                              -----------      -----------      -----------
      Net contributions and (withdrawals)...................      339,706          442,583          391,717
                                                              -----------      -----------      -----------
        Increase (decrease) in total equity.................      468,170          502,511          386,089
TOTAL EQUITY:
    Beginning of year.......................................      888,600          386,089               --
                                                              -----------      -----------      -----------
    End of year.............................................  $ 1,356,770      $   888,600      $   386,089
                                                              ===========      ===========      ===========

                                                                              T. ROWE PRICE
                                                                              EQUITY INCOME
                                                              ---------------------------------------------
                                                                2000(E)           1999             1998
                                                              ------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)............................  $     1,036      $        --      $        --
    Net realized gain (loss) on investments.................        3,075               --               --
    Realized gain distribution received.....................        4,673               --               --
    Change in unrealized appreciation (depreciation) on
      investments...........................................        8,273               --               --
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained by
      the Separate Account..................................          (14)              --               --
                                                              -----------      -----------      -----------
      Net increase (decrease) in total equity resulting from
        operations..........................................       17,043               --               --
                                                              -----------      -----------      -----------
  Contributions and (withdrawals):
    Policyowners' premium payments..........................      106,510               --               --
    Cost of insurance.......................................      (25,955)              --               --
    Policyowners' surrenders................................         (317)              --               --
    Net transfers from (to) Fixed Account...................       26,707               --               --
                                                              -----------      -----------      -----------
      Net contributions and (withdrawals)...................      106,945               --               --
                                                              -----------      -----------      -----------
        Increase (decrease) in total equity.................      123,988               --               --
TOTAL EQUITY:
    Beginning of year.......................................           --               --               --
                                                              -----------      -----------      -----------
    End of year.............................................  $   123,988      $        --      $        --
                                                              ===========      ===========      ===========

     For the period March 1998 (Commencement of Investments)
(a)  through December 1998.
     For the period April 1998 (Commencement of Investments)
(b)  through December 1998.
     For the period July 1999 (Commencement of Investments)
(c)  through December 1999.
     For the period November 1999 (Commencement of Investments)
(d)  through December 1999.
     For the period January 2000 (Commencement of Investments)
(e)  through December 2000.
     For the period March 2000 (Commencement of Investments)
(f)  through December 2000.
     For the period November 2000 (Commencement of Investments)
(g)  through December 2000.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                  JANUS ASPEN                               JANUS ASPEN                             MORGAN STANLEY
                    SERIES                                    SERIES                                      UIF
                   BALANCED                              WORLDWIDE GROWTH                       EMERGING MARKETS EQUITY
    ---------------------------------------   ---------------------------------------   ---------------------------------------
       2000          1999         1998(B)        2000          1999         1998(B)        2000         1999(C)        1998
    -----------------------------------------------------------------------------------------------------------------
    $   180,458   $   113,521   $    53,057   $      (374)  $      (125)  $         3   $      (210)  $       (42)  $        --
         89,079        46,149       (48,641)        6,551           116            (3)       (5,161)          102            --
        763,919            --         1,640        21,352            --             1         3,940            --            --
     (1,335,416)    1,433,564       781,110       (79,916)       16,496             6       (13,494)        8,678            --
            936        (2,393)       (1,199)           79           (20)           --            23            (7)           --
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
       (301,024)    1,590,841       785,967       (52,308)       16,467             7       (14,902)        8,731            --
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
      1,479,686     1,162,097     3,476,276       213,628           525           233         8,974        14,982            --
       (207,121)     (186,764)      (85,847)      (15,683)       (1,088)          (94)       (1,448)         (401)           --
           (820)          (97)           --          (113)           --            --          (899)           --            --
         57,910         7,877     1,290,548        45,736        34,531            54       (13,133)        8,613            --
         92,146            --            --         5,585            --            --            --            --            --
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
      1,421,801       983,113     4,680,977       249,153        33,968           193        (6,506)       23,194            --
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
      1,120,777     2,573,954     5,466,944       196,845        50,435           200       (21,408)       31,925            --
      8,040,898     5,466,944            --        50,635           200            --        31,925            --            --
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
    $ 9,161,675   $ 8,040,898   $ 5,466,944   $   247,480   $    50,635   $       200   $    10,517   $    31,925   $        --
    ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------

N
    YLIAC Corporate Sponsored Variable Universal Life Separate Account-I ("CSVUL Separate Account-I") was established on May 24, 1996, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. Investments into CSVUL Separate Account-I commenced on March 27, 1998. The CSVUL Separate Account-I policies are designed for Group or Sponsored arrangements who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. The policies are distributed by NYLIFE Distributors Inc. and sold by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors Inc. NYLIFE Distributors Inc. is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), which is a wholly-owned subsidiary of New York Life Insurance Company. CSVUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

  The assets of CSVUL Separate Account-I are invested in the shares of the MainStay VP Series Fund, Inc. (formerly, "New York Life MFA Series Fund, Inc."), the Alger American Fund, the Calvert Variable Series, Inc. (formerly, "Acacia Capital Corporation"), the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the Universal Institutional Funds, Inc. (formerly, "Morgan Stanley Dean Witter Universal Funds, Inc."), and the T. Rowe Price Equity Series, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

  New York Life Insurance Company, MacKay Shields LLC, Madison Square Advisors LLC and Monitor Capital Advisors LLC provide investment advisory services to the MainStay VP Series Funds for a fee. MacKay Shields LLC, Madison Square Advisors LLC and Monitor Capital Advisors LLC are wholly-owned subsidiaries of NYLIM Holdings. Effective January 2, 2001, New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, was substituted for Madison Square Advisors as investment adviser for the Bond and Growth Equity Portfolios and for Monitor Capital Advisors as investment adviser for the Indexed Equity Portfolio. NYLIM has assumed all of the interests, rights and responsibilities of Madison Square Advisors and Monitor Capital Advisors under the Advisory Agreements to which it is a party. The terms and conditions of these agreements, including fees paid, have not changed in any other respect. The substitution has not resulted in any change of the advisory and other personnel servicing the Portfolios.

  CSVUL Separate Account-I offers the following twenty-two variable Investment Divisions, with their respective fund portfolios, for Policyowners to invest premium payments: MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, Alger American Small Capitalization, Calvert Social Balanced (formerly, "Calvert Socially Responsible"), Fidelity VIP II Contrafund(R), Fidelity VIP Equity-Income, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, Morgan Stanley UIF Emerging Markets Equity (formerly, "Morgan Stanley Dean Witter Emerging Markets Equity"), T. Rowe Price Equity Income, and MainStay VP American Century Income & Growth. As of December 31, 2000 no investments have been made in the MainStay VP American Century Income & Growth Investment Division. Each Investment Division of CSVUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

  Initial premium payments received are allocated to NYLIAC's General Account until 20 days (10 days in New York) after the policy delivery date. Thereafter, premium payments are allocated to the Investment Divisions of CSVUL Separate Account-I in accordance with the Policyowner's instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of CSVUL Separate Account-I and the Fixed Account of NYLIAC.

  No Federal income tax is payable on investment income or capital gains of CSVUL Separate Account-I under current Federal income tax law.

  Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

A
    t December 31, 2000, the investments of CSVUL Separate Account-I are as follows:

                        MAINSTAY VP        MAINSTAY VP                                               MAINSTAY VP
                          CAPITAL             CASH           MAINSTAY VP        MAINSTAY VP           HIGH YIELD
                        APPRECIATION       MANAGEMENT        CONVERTIBLE         GOVERNMENT         CORPORATE BOND
                        -----------------------------------------------------------------------------------------
Number of shares......       1,097                77                --                   2                    9
Identified cost*......    $ 36,105          $     77          $      2            $     18             $     94

                        MAINSTAY VP        MAINSTAY VP
                          DREYFUS          EAGLE ASSET           ALGER
                           LARGE           MANAGEMENT           AMERICAN             CALVERT              FIDELITY
                          COMPANY            GROWTH              SMALL                SOCIAL               VIP II
                           VALUE             EQUITY          CAPITALIZATION          BALANCED          CONTRAFUND(R)
                        -----------------------------------------------------------------------------------------
Number of shares......          29                18                   4                   20                   15
Identified cost*......    $    316          $    323            $    131             $     46             $    361

* The cost stated also represents the aggregate cost for Federal income tax purposes.

  Investment activity for the year ended December 31, 2000, was as follows:

                        MAINSTAY VP        MAINSTAY VP                                                  MAINSTAY VP
                          CAPITAL             CASH            MAINSTAY VP          MAINSTAY VP           HIGH YIELD
                        APPRECIATION       MANAGEMENT        CONVERTIBLE(C)         GOVERNMENT         CORPORATE BOND
                        -----------------------------------------------------------------------------------------
Purchases.............    $  2,692          $     19            $      3             $      5             $     86
Proceeds from sales...         794                 4                   1                    2                  116

                        MAINSTAY VP        MAINSTAY VP
                          DREYFUS          EAGLE ASSET           ALGER
                           LARGE           MANAGEMENT           AMERICAN             CALVERT              FIDELITY
                          COMPANY            GROWTH              SMALL                SOCIAL               VIP II
                          VALUE(B)          EQUITY(B)        CAPITALIZATION          BALANCED          CONTRAFUND(R)
                        -----------------------------------------------------------------------------------------
Purchases.............    $    431          $    450            $    155             $     28             $    454
Proceeds from sales...         124               120                  53                   55                  158

     For the period January 2000 (Commencement of Investments)
(a)  through December 2000.
     For the period March 2000 (Commencement of Investments)
(b)  through December 2000.
     For the period November 2000 (Commencement of Investments)
(c)  through December 2000.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

     MAINSTAY VP                                                   MAINSTAY VP     MAINSTAY VP
    INTERNATIONAL     MAINSTAY VP    MAINSTAY VP   MAINSTAY VP       GROWTH          INDEXED
        EQUITY       TOTAL RETURN       VALUE         BOND           EQUITY          EQUITY
    ------------------------------------------------------------------------------------------
          1,387              28             --            40           1,635           4,213
       $ 17,345        $    605       $      1      $    527        $ 42,380        $117,699

                                  JANUS ASPEN    MORGAN STANLEY      T. ROWE
      FIDELITY      JANUS ASPEN     SERIES            UIF             PRICE
         VIP          SERIES       WORLDWIDE    EMERGING MARKETS     EQUITY
    EQUITY-INCOME    BALANCED       GROWTH           EQUITY          INCOME
    --------------------------------------------------------------------------
            53            378             7                1               6
      $  1,243       $  8,298      $    311         $     15        $    116

     MAINSTAY VP                                                   MAINSTAY VP     MAINSTAY VP
    INTERNATIONAL     MAINSTAY VP    MAINSTAY VP   MAINSTAY VP       GROWTH          INDEXED
        EQUITY       TOTAL RETURN       VALUE         BOND           EQUITY          EQUITY
    ------------------------------------------------------------------------------------------
       $  1,387        $    348       $      1      $    130        $  5,458        $  5,084
            384              28             62            15             959           2,581

                                  JANUS ASPEN    MORGAN STANLEY      T. ROWE
      FIDELITY      JANUS ASPEN     SERIES            UIF             PRICE
         VIP          SERIES       WORLDWIDE    EMERGING MARKETS     EQUITY
    EQUITY-INCOME    BALANCED       GROWTH           EQUITY         INCOME(A)
    --------------------------------------------------------------------------
      $    517       $  2,742      $    346         $     13        $    167
           115            374            76               16              55

NOTE 3--Mortality and Expense Risk Charges:
--------------------------------------------------------------------------------

C
    SVUL Separate Account-I is charged for the mortality and expense risks assumed by NYLIAC. These charges are made daily at an annual rate of .70% of the daily net asset value of each Investment Division for policy years one through ten. For policy years eleven and later, it is expected that these charges will be reduced to an annual rate of .30% of the daily net asset value of each Investment Division. NYLIAC may increase these charges in the future up to a maximum annual rate of .90%. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4 --Distribution of Net Income:
--------------------------------------------------------------------------------

C
    SVUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

T
    ransactions in accumulation units for the years ended December 31, 2000, December 31, 1999, and December 31, 1998 were as follows:

                                                                               MAINSTAY VP
                                                     MAINSTAY VP                  CASH                   MAINSTAY VP
                                                CAPITAL APPRECIATION           MANAGEMENT                CONVERTIBLE
                                               -----------------------   -----------------------   -----------------------
                                               2000    1999    1998(A)   2000    1999    1998(A)   2000(G)   1999    1998
                                               ------------------------------------------------------------------
Units issued on premium payments.............    14       9        20      13      15        26        --      --       --
Units redeemed on cost of insurance..........   (28)    (22)       (1)     (3)     (3)       (2)       --      --       --
Units issued (redeemed) on net transfers from
  (to)
  Fixed Account..............................    --    2,561       10      --      --        22        --      --       --
Units issued (redeemed) on transfers between
  Investment Divisions.......................    (3)     --        --      --      --        --        --      --       --
Units redeemed on death benefits.............    (5)     --        --      --      --        --        --      --       --
                                               -----   -----    -----    -----   -----    -----     -----    -----   -----
  Net increase (decrease)....................   (22)   2,548       29      10      12        46        --      --       --
Units outstanding, beginning of year.........  2,577     29        --      58      46        --        --      --       --
                                               -----   -----    -----    -----   -----    -----     -----    -----   -----
Units outstanding, end of year...............  2,555   2,577       29      68      58        46        --      --       --
                                               =====   =====    =====    =====   =====    =====     =====    =====   =====

                                                                               MAINSTAY VP                MAINSTAY VP
                                                     MAINSTAY VP                 GROWTH                     INDEXED
                                                        BOND                     EQUITY                     EQUITY
                                               -----------------------   -----------------------   -------------------------
                                               2000    1999    1998(A)   2000    1999    1998(B)    2000     1999    1998(A)
                                               ------------------------------------------------------------------
Units issued on premium payments.............     9       9        20     114      40        --       140      53        24
Units redeemed on cost of insurance..........    (1)     (1)       (1)    (41)    (27)       (3)     (111)    (80)       (5)
Units issued (redeemed) on net transfers from
  (to)
  Fixed Account..............................    --      --         9       2    2,797       41         4    9,266       53
Units issued (redeemed) on transfers between
  Investment Divisions.......................    --      --        --      --      --        --        (4)     --        --
Units redeemed on death benefits.............    --      --        --      (6)     --        --       (19)     --        --
                                               -----   -----    -----    -----   -----    -----     -----    -----    -----
  Net increase (decrease)....................     8       8        28      69    2,810       38        10    9,239       72
Units outstanding, beginning of year.........    36      28        --    2,848     38        --     9,311      72        --
                                               -----   -----    -----    -----   -----    -----     -----    -----    -----
Units outstanding, end of year...............    44      36        28    2,917   2,848       38     9,321    9,311       72
                                               =====   =====    =====    =====   =====    =====     =====    =====    =====

                                                                                                         JANUS ASPEN
                                                      FIDELITY                 JANUS ASPEN                 SERIES
                                                         VIP                     SERIES                   WORLDWIDE
                                                    EQUITY-INCOME               BALANCED                   GROWTH
                                               -----------------------   -----------------------   -----------------------
                                               2000    1999    1998(B)   2000    1999    1998(B)   2000    1999    1998(B)
                                               ---------------------------------------------------------------------
Units issued on premium payments.............    46      49         1      96      90       339      13      --        --
Units redeemed on cost of insurance..........    (5)     (5)       (3)    (14)    (14)       (8)     (1)     --        --
Units issued (redeemed) on net transfers from
  (to)
  Fixed Account..............................    --       2        41       5       1       125       2       3        --
Units issued (redeemed) on transfers between
  Investment Divisions.......................    (5)     --        --       5      --        --      --      --        --
                                               -----   -----    -----    -----   -----    -----    -----   -----    -----
  Net increase (decrease)....................    36      46        39      92      77       456      14       3        --
Units outstanding, beginning of year.........    85      39        --     533     456        --       3      --        --
                                               -----   -----    -----    -----   -----    -----    -----   -----    -----
Units outstanding, end of year...............   121      85        39     625     533       456      17       3        --
                                               =====   =====    =====    =====   =====    =====    =====   =====    =====

     For the period March 1998 (Commencement of Investments)
(a)  through December 1998.
     For the period April 1998 (Commencement of Investments)
(b)  through December 1998.
     For the period July 1999 (Commencement of Investments)
(c)  through December 1999.
     For the period November 1999 (Commencement of Investments)
(d)  through December 1999.
     For the period January 2000 (Commencement of Investments)
(e)  through December 2000.
     For the period March 2000 (Commencement of Investments)
(f)  through December 2000.
     For the period November 2000 (Commencement of Investments)
(g)  through December 2000.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                    MAINSTAY VP               MAINSTAY VP
          MAINSTAY VP               HIGH YIELD               INTERNATIONAL              MAINSTAY VP               MAINSTAY VP
          GOVERNMENT              CORPORATE BOND                EQUITY                 TOTAL RETURN                  VALUE
    -----------------------   -----------------------   -----------------------   -----------------------   -----------------------
    2000    1999    1998(B)   2000    1999    1998(B)   2000    1999    1998(A)   2000    1999(D)   1998    2000    1999    1998(B)
    -----------------------------------------------------------------------------------------------------------------
       1      --        --       5       5        --      26      26        20      28        --      --      --      --        --
      --      --        --      (1)     --        --     (19)    (14)       (2)     (2)       --      --      --      --        --
      --      --         1       1       7        --       1    1,436       25      --        27      --      --       8        --
      --      --        --      (9)     --        --      --      --        --      --        --      --      (8)     --        --
      --      --        --      --      --        --      (3)     --        --      --        --      --      --      --        --
    -----   -----    -----    -----   -----    -----    -----   -----    -----    -----    -----    -----   -----   -----    -----
       1      --         1      (4)     12        --       5    1,448       43      26        27      --      (8)      8        --
       1       1        --      12      --        --    1,491     43        --      27        --      --       8      --        --
    -----   -----    -----    -----   -----    -----    -----   -----    -----    -----    -----    -----   -----   -----    -----
       2       1         1       8      12        --    1,496   1,491       43      53        27      --      --       8        --
    =====   =====    =====    =====   =====    =====    =====   =====    =====    =====    =====    =====   =====   =====    =====

          MAINSTAY VP               MAINSTAY VP
            DREYFUS                 EAGLE ASSET                  ALGER
             LARGE                  MANAGEMENT                 AMERICAN                   CALVERT                  FIDELITY
            COMPANY                   GROWTH                     SMALL                    SOCIAL                    VIP II
             VALUE                    EQUITY                CAPITALIZATION               BALANCED                CONTRAFUND(R)
    -----------------------   -----------------------   -----------------------   -----------------------   -----------------------
    2000(F)   1999    1998    2000(F)   1999    1998    2000    1999    1998(B)   2000    1999    1998(B)   2000    1999    1998(B)
    -----------------------------------------------------------------------------------------------------------------
        23      --      --        26      --      --       4       3        --       1       4        --      18       3         1
        (1)     --      --        (1)     --      --      --      --        --      --      --        --      (1)     --        --
         7      --      --         8      --      --      --       2         1      --       2        --       5       1         1
        --      --      --        --      --      --      (2)     --        --      (4)     --        --      (2)     --        --
        --      --      --        --      --      --      --      --        --      --      --        --      --      --        --
     -----    -----   -----    -----    -----   -----   -----   -----    -----    -----   -----    -----    -----   -----    -----
        29      --      --        33      --      --       2       5         1      (3)      6        --      20       4         2
        --      --      --        --      --      --       6       1        --       6      --        --       6       2        --
     -----    -----   -----    -----    -----   -----   -----   -----    -----    -----   -----    -----    -----   -----    -----
        29      --      --        33      --      --       8       6         1       3       6        --      26       6         2
     =====    =====   =====    =====    =====   =====   =====   =====    =====    =====   =====    =====    =====   =====    =====

        MORGAN STANLEY                T.ROWE
              UIF                      PRICE
       EMERGING MARKETS               EQUITY
            EQUITY                    INCOME
    -----------------------   -----------------------
    2000    1999(C)   1998    2000(E)   1999    1998
    -----------------------------------------------
       1         1      --        11      --      --
      --        --      --        (3)     --      --
      --         1      --         3      --      --
      (2)       --      --        --      --      --
    -----    -----    -----    -----    -----   -----
      (1)        2      --        11      --      --
       2        --      --        --      --      --
    -----    -----    -----    -----    -----   -----
       1         2      --        11      --      --
    =====    =====    =====    =====    =====   =====

NOTE 6--Selected Per Unit Data+:
--------------------------------------------------------------------------------

T
    he following table presents selected per accumulation unit income and capital changes (for an accumulation unit outstanding throughout each year) with respect to each Investment Division of CSVUL Separate Account-I:

                                                              MAINSTAY VP                 MAINSTAY VP
                                                                CAPITAL                      CASH
                                                             APPRECIATION                 MANAGEMENT
                                                       -------------------------   -------------------------
                                                        2000     1999    1998(A)    2000     1999    1998(A)
                                                       -----------------------------------------------------
Unit value, beginning of year........................  $14.89   $11.96   $10.00    $ 1.08   $ 1.03   $ 1.00
Net investment income (loss).........................   (0.10)   (0.10)   (0.05)     0.06     0.04     0.04
Net realized and unrealized gains (losses) on
  security transactions and realized gain
  distributions received.............................   (1.59)    3.03     2.01     (0.01)    0.01    (0.01)
                                                       ------   ------   ------    ------   ------   ------
Unit value, end of year..............................  $13.20   $14.89   $11.96    $ 1.13   $ 1.08   $ 1.03
                                                       ======   ======   ======    ======   ======   ======

                                                         MAINSTAY VP             MAINSTAY VP
                                                         TOTAL RETURN               VALUE
                                                       ----------------   -------------------------
                                                        2000    1999(D)    2000     1999    1998(B)
                                                       --------------------------------------------
Unit value, beginning of year........................  $10.39   $10.00    $ 8.85   $ 8.20   $10.00
Net investment income (loss).........................    0.15     0.16     (0.04)    0.08       --
Net realized and unrealized gains (losses) on
  security transactions and realized gain
  distributions received.............................   (0.67)    0.23      1.11     0.57    (1.80)
                                                       ------   ------    ------   ------   ------
Unit value, end of year..............................  $ 9.87   $10.39    $ 9.92   $ 8.85   $ 8.20
                                                       ======   ======    ======   ======   ======

                                                        MAINSTAY VP     MAINSTAY VP              ALGER
                                                       DREYFUS LARGE    EAGLE ASSET            AMERICAN
                                                          COMPANY       MANAGEMENT               SMALL
                                                           VALUE       GROWTH EQUITY        CAPITALIZATION
                                                       -------------   -------------   -------------------------
                                                          2000(F)         2000(F)       2000     1999    1998(B)
                                                       ---------------------------------------------------------
Unit value, beginning of year........................     $10.00          $10.00       $15.24   $10.70   $10.00
Net investment income (loss).........................       0.02           (0.05)       (0.10)   (0.08)   (0.07)
Net realized and unrealized gains (losses) on
  security transactions and realized gain
  distributions received.............................       1.24           (2.00)       (4.12)    4.62     0.77
                                                          ------          ------       ------   ------   ------
Unit value, end of year..............................     $11.26          $ 7.95       $11.02   $15.24   $10.70
                                                          ======          ======       ======   ======   ======

     Per unit data based on average monthly units outstanding
 +   during the year.
     For the period March 1998 (Commencement of Investments)
(a)  through December 1998.
     For the period April 1998 (Commencement of Investments)
(b)  through December 1998.
     For the period July 1999 (Commencement of Investments)
(c)  through December 1999.
     For the period November 1999 (Commencement of Investments)
(d)  through December 1999.
     For the period January 2000 (Commencement of Investments)
(e)  through December 2000.
     For the period March 2000 (Commencement of Investments)
(f)  through December 2000.
     For the period November 2000 (Commencement of Investments)
(g)  through December 2000.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                                      MAINSTAY VP                  MAINSTAY VP
    MAINSTAY VP          MAINSTAY VP                   HIGH YIELD                 INTERNATIONAL
    CONVERTIBLE           GOVERNMENT                 CORPORATE BOND                   EQUITY
    -----------   --------------------------   --------------------------   --------------------------
      2000(G)      2000     1999     1998(B)    2000     1999     1998(B)    2000     1999     1998(A)
    --------------------------------------------------------------------------------------------------
      $10.00      $10.47   $10.73    $10.00    $10.88   $ 9.71    $10.00    $13.53   $10.64    $10.00
        0.26        0.65     0.56      0.53      0.89     3.07      0.87     (0.01)   (0.02)     0.29
       (0.94)       0.54    (0.82)     0.20     (1.60)   (1.90)    (1.16)    (2.51)    2.91      0.35
      ------      ------   ------    ------    ------   ------    ------    ------   ------    ------
      $ 9.32      $11.66   $10.47    $10.73    $10.17   $10.88    $ 9.71    $11.01   $13.53    $10.64
      ======      ======   ======    ======    ======   ======    ======    ======   ======    ======

                                        MAINSTAY VP                  MAINSTAY VP
           MAINSTAY VP                     GROWTH                      INDEXED
               BOND                        EQUITY                       EQUITY
    --------------------------   --------------------------   --------------------------
     2000     1999     1998(A)    2000     1999     1998(B)    2000     1999     1998(A)
    ------------------------------------------------------------------------------------
    $10.44   $10.68    $10.00    $14.15   $10.97    $10.00    $13.47   $11.24    $10.00
      0.70     0.61      0.75     (0.02)    0.02      0.04      0.03     0.08      0.11
      0.25    (0.85)    (0.07)    (0.54)    3.16      0.93     (1.37)    2.15      1.13
    ------   ------    ------    ------   ------    ------    ------   ------    ------
    $11.39   $10.44    $10.68    $13.59   $14.15    $10.97    $12.13   $13.47    $11.24
    ======   ======    ======    ======   ======    ======    ======   ======    ======

             CALVERT                      FIDELITY                     FIDELITY
              SOCIAL                       VIP II                        VIP
             BALANCED                  CONTRAFUND(R)                EQUITY-INCOME
    --------------------------   --------------------------   --------------------------
     2000     1999     1998(B)    2000     1999     1998(B)    2000     1999     1998(B)
    ------------------------------------------------------------------------------------
    $11.98   $10.75    $10.00    $14.51   $11.76    $10.00    $10.44   $ 9.89    $10.00
      0.02     0.96      0.35     (0.09)   (0.05)    (0.07)     0.05       --     (0.07)
     (0.47)    0.27      0.40     (0.97)    2.80      1.83      0.75     0.55     (0.04)
    ------   ------    ------    ------   ------    ------    ------   ------    ------
    $11.53   $11.98    $10.75    $13.45   $14.51    $11.76    $11.24   $10.44    $ 9.89
    ======   ======    ======    ======   ======    ======    ======   ======    ======

--------------------------------------------------------------------------------

                                                                                          JANUS ASPEN
                                                              JANUS ASPEN                   SERIES
                                                                SERIES                     WORLDWIDE
                                                               BALANCED                     GROWTH
                                                       -------------------------   -------------------------
                                                        2000     1999    1998(B)    2000     1999    1998(B)
                                                       -----------------------------------------------------
Unit value, beginning of year........................  $15.10   $11.99   $10.00    $17.72   $10.85   $10.00
Net investment income (loss).........................    0.31     0.23     0.29     (0.03)   (0.06)    0.32
Net realized and unrealized gains (losses) on
  security transactions and realized gain
  distributions received.............................   (0.76)    2.88     1.70     (2.85)    6.93     0.53
                                                       ------   ------   ------    ------   ------   ------
Unit value, end of year..............................  $14.65   $15.10   $11.99    $14.84   $17.72   $10.85
                                                       ======   ======   ======    ======   ======   ======

                                                               MORGAN STANLEY
                                                                    UIF          T. ROWE PRICE
                                                              EMERGING MARKETS      EQUITY
                                                                   EQUITY           INCOME
                                                              ----------------   -------------
                                                               2000    1999(C)      2000(E)
                                                              --------------------------------
Unit value, beginning of year........................         $13.91   $10.00       $10.00
Net investment income (loss).........................          (0.09)   (0.04)        0.16
Net realized and unrealized gains (losses) on
  security transactions and realized gain
  distributions received.............................          (5.43)    3.95         1.25
                                                              ------   ------       ------
Unit value, end of year..............................         $ 8.39   $13.91       $11.41
                                                              ======   ======       ======

     Per unit data based on average monthly units outstanding
 +   during the year.
     For the period March 1998 (Commencement of Investments)
(a)  through December 1998.
     For the period April 1998 (Commencement of Investments)
(b)  through December 1998.
     For the period July 1999 (Commencement of Investments)
(c)  through December 1999.
     For the period November 1999 (Commencement of Investments)
(d)  through December 1999.
     For the period January 2000 (Commencement of Investments)
(e)  through December 2000.
     For the period March 2000 (Commencement of Investments)
(f)  through December 2000.
     For the period November 2000 (Commencement of Investments)
(g)  through December 2000.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the Corporate Sponsored Variable Universal Life
Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in total equity present fairly, in all material respects, the financial position of the MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, Alger American Small Capitalization, Calvert Social Balanced, formerly known as Calvert Socially Responsible, Fidelity VIP II Contrafund, Fidelity VIP Equity-Income, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, Morgan Stanley UIF Emerging Markets Equity, formerly known as Morgan Stanley Dean Witter Emerging Markets Equity, and T. Rowe Price Equity Income Investment Divisions (constituting the New York Life Insurance and Annuity Corporation Corporate Sponsored Variable Universal Life Separate Account-I) at December 31, 2000, and the results of each of their operations and the changes in each of their total equity for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2000 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 20, 2001

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2000       1999
                                                              -------    -------
                                                                (IN MILLIONS)
                                     ASSETS
Fixed maturities
  Available for sale, at fair value                           $14,993    $13,289
  Held to maturity, at amortized cost                             627        681
Equity securities                                                 126         89
Mortgage loans                                                  1,993      1,850
Real estate                                                        34         72
Policy loans                                                      544        512
Other investments                                                 223         26
                                                              -------    -------
     Total investments                                         18,540     16,519

Cash and cash equivalents                                         767      1,087
Deferred policy acquisition costs                               1,660      1,507
Deferred taxes                                                     --         53
Other assets                                                      442        312
Separate account assets                                        10,981     10,192
                                                              -------    -------
     Total assets                                             $32,390    $29,670
                                                              =======    =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                               $17,454    $16,064
Future policy benefits                                            492        356
Policy claims                                                      73         69
Deferred taxes                                                     87         --
Other liabilities                                               1,147      1,115
Separate account liabilities                                   10,942     10,134
                                                              -------    -------
     Total liabilities                                         30,195     27,738
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, (2,500 issued and outstanding)        25         25
Additional paid in capital                                        480        480
Accumulated other comprehensive loss                              (31)      (191)
Retained earnings                                               1,721      1,618
                                                              -------    -------
     Total stockholder's equity                                 2,195      1,932
                                                              -------    -------
     Total liabilities and stockholder's equity               $32,390    $29,670
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               2000      1999      1998
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
REVENUES
  Universal life and annuity fees                             $  530    $  442    $  364
  Net investment income                                        1,312     1,179     1,108
  Investment gains (losses), net                                 (39)       12        63
  Other income                                                   154        97        51
                                                              ------    ------    ------
     Total revenues                                            1,957     1,730     1,586
                                                              ------    ------    ------
EXPENSES
  Interest credited to policyholders' account balances           971       858       784
  Policyholder benefits                                          330       182       175
  Operating expenses                                             502       405       405
                                                              ------    ------    ------
     Total expenses                                            1,803     1,445     1,364
                                                              ------    ------    ------
Income before Federal income taxes                               154       285       222
                                                              ------    ------    ------
Federal income taxes:
  Current                                                         (3)       52        97
  Deferred                                                        54        57       (17)
                                                              ------    ------    ------
     Total Federal income taxes                                   51       109        80
                                                              ------    ------    ------
NET INCOME                                                    $  103    $  176    $  142
                                                              ======    ======    ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                    STATEMENT OF COMPREHENSIVE INCOME (LOSS)

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                              2000      1999     1998
                                                              -----    ------    -----
                                                                   (IN MILLIONS)
NET INCOME                                                    $103     $ 176     $142
                                                              ----     -----     ----
  Other comprehensive income (loss), net of tax:
     Unrealized gains (losses) on securities:
       Unrealized holding gains (losses) arising during
        period                                                 201      (391)       9
       Less: reclassification adjustment for gains (losses)
        included in net income                                  41         1      (35)
                                                              ----     -----     ----
  OTHER COMPREHENSIVE INCOME (LOSS)                            160      (392)      44
                                                              ----     -----     ----
COMPREHENSIVE INCOME (LOSS)                                   $263     $(216)    $186
                                                              ====     =====     ====

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                    STATEMENT OF STOCKHOLDER'S EQUITY YEARS
                     ENDED DECEMBER 31, 2000, 1999 AND 1998
                                 (IN MILLIONS)

                                                                        ACCUMULATED
                                                         ADDITIONAL        OTHER                        TOTAL
                                              CAPITAL     PAID IN      COMPREHENSIVE    RETAINED    STOCKHOLDER'S
                                               STOCK      CAPITAL      INCOME (LOSS)    EARNINGS       EQUITY
                                              -------    ----------    -------------    --------    -------------
BALANCE AT JANUARY 1, 1998                      $25         $480           $ 157         $1,300        $1,962
Net income for 1998                              --           --              --            142           142
Net change in unrealized gains and losses of
  available for sale securities                  --           --              44             --            44
                                                ---         ----           -----         ------        ------
BALANCE AT DECEMBER 31, 1998                     25          480             201          1,442         2,148
Net income for 1999                              --           --              --            176           176
Net change in unrealized gains and losses of
  available for sale securities                  --           --            (392)            --          (392)
                                                ---         ----           -----         ------        ------
BALANCE AT DECEMBER 31, 1999                     25          480            (191)         1,618         1,932
Net income for 2000                              --           --              --            103           103
Net change in unrealized gains and losses of
  available for sale securities                  --           --             160             --           160
                                                ---         ----           -----         ------        ------
BALANCE AT DECEMBER 31, 2000                    $25         $480           $ (31)        $1,721        $2,195
                                                ===         ====           =====         ======        ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              --------    -------    -------
                                                                      (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    103    $   176    $   142
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                 (21)        (3)         2
     Net capitalization of deferred policy acquisition costs      (304)      (298)      (192)
     Universal life and annuity fees                              (233)      (215)      (198)
     Interest credited to policyholders' account balances          971        858        784
     Net realized investment losses(gains)                          39        (13)       (56)
     Deferred income taxes                                          54         57        (17)
     (Increase) decrease in:
       Net separate account assets                                  22          1        (42)
       Other assets and other liabilities                          (64)       (92)       (99)
     Increase in:
       Policy claims                                                 4          9          4
       Future policy benefits                                      147         41         39
                                                              --------    -------    -------
          NET CASH PROVIDED BY OPERATING ACTIVITIES                718        521        367
                                                              --------    -------    -------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                 8,161      3,981      5,325
     Maturity of available for sale fixed maturities             1,497      1,505      1,610
     Maturity of held to maturity fixed maturities                  73        121        102
     Sale of equity securities                                      74        170         77
     Repayment of mortgage loans                                   354        227        238
     Sale of real estate and other invested assets                  65         62         47
  Cost of:
     Available for sale fixed maturities acquired              (11,031)    (6,679)    (7,670)
     Held to maturity fixed maturities acquired                    (17)       (75)       (49)
     Equity securities acquired                                   (113)      (152)       (83)
     Mortgage loans acquired                                      (439)      (451)      (558)
     Real estate and other invested assets acquired               (216)       (13)       (20)
  Policy loans (net)                                               (33)       (21)       (10)
  Increase (decrease) in loaned securities                         422       (222)       425
  Securities sold under agreements to repurchase (net)            (488)       480        (45)
                                                              --------    -------    -------
          NET CASH USED IN INVESTING ACTIVITIES                 (1,691)    (1,067)      (611)
                                                              --------    -------    -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                    2,000      2,016      1,502
     Withdrawals                                                (1,026)    (1,154)    (1,151)
     Net transfers from (to) the separate accounts                (318)      (181)        67
                                                              --------    -------    -------
          NET CASH PROVIDED BY FINANCING ACTIVITIES                656        681        418
                                                              --------    -------    -------
  Effect of exchange rate changes on cash and cash
     equivalents                                                    (3)         4          1
                                                              --------    -------    -------
Net (decrease)increase in cash and cash equivalents               (320)       139        175
                                                              --------    -------    -------
Cash and cash equivalents, beginning of year                     1,087        948        773
                                                              --------    -------    -------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $    767    $ 1,087    $   948
                                                              ========    =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 2000, 1999 AND 1998

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life") domiciled in the State of Delaware. NYLIAC offers a wide variety of interest sensitive insurance and annuity products to a large cross section of the insurance market. NYLIAC markets its products in all 50 of the United States, the District of Columbia and Taiwan, primarily through its agency force. In addition, NYLIAC markets Corporate Owned Life Insurance through independent brokers and brokerage general agents.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements of life insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain reclassifications have been made to the 1999 and 1998 financial statements to conform to the current presentation.

INVESTMENTS

     Fixed maturity investments, which NYLIAC has both the ability and the intent to hold to maturity, are stated at amortized cost. Investments identified as available for sale are reported at fair value. Unrealized gains and losses on available for sale securities are reported in stockholder's equity, net of deferred taxes and related adjustments. Significant changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective adjustment method. The cost basis of fixed maturity and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net income. Equity securities are carried at fair value with related unrealized gains and losses reflected in comprehensive income, net of deferred taxes and related adjustments. Mortgage loans are carried at unpaid principal balances, net of impairment reserves, and are generally secured. Investment real estate, which NYLIAC has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender. Cash equivalents include investments that have maturities of 90 days or less at date of purchase and are carried at amortized cost, which approximates fair value. Short-term investments that have maturities of between 91-365 days at date of purchase are included in fixed maturities on the balance sheet and are carried at amortized cost, which approximates fair value.

     Derivative financial instruments hedging exposure to interest rate fluctuation on available for sale securities are accounted for at fair market value. Unrealized gains and losses are reported in comprehensive income, net of deferred taxes and related adjustments. Amounts payable or receivable under interest rate and commodity swap agreements and interest rate floor agreements are recognized as investment income or expense when earned. Premiums paid for interest rate floor agreements are amortized into interest expense over the life of the agreement. Realized gains and losses are recognized in net income upon termination or maturity of the contracts.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

DEFERRED POLICY ACQUISITION COSTS -- (CONTINUED)

recorded as an asset in the balance sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for universal life and annuity contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for annuities. Changes in assumptions are reflected in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

     For certain products sold in Taiwan, including whole life, periodic endowment and endowment contracts, the deferred policy acquisition costs are amortized over the life of the contract in proportion to gross premiums.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under universal life and annuity contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the insurer for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize capitalized policy acquisition costs. Policy benefits and claims that are charged to expenses include benefit claims incurred in the period in excess of related policyholders' account balances.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on universal life and annuity contracts are equal to cumulative deposits plus interest credited less withdrawals and charges. This liability also includes a liability for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

FEDERAL INCOME TAXES

     NYLIAC is a member of a group which files a consolidated Federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that NYLIAC is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

     Current Federal income taxes include a provision for NYLIAC's share of the equity base tax applicable to mutual life insurance companies and their insurance subsidiaries. The amount recorded is based on NYLIAC's estimate of the differential earnings rate ("DER") (the actual rate will be announced at a later date by the Internal Revenue Service ("IRS")) used to compute the equity base tax.

REINSURANCE

     NYLIAC enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. NYLIAC remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. NYLIAC evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

SEPARATE ACCOUNTS

     NYLIAC has established separate accounts with varying investment objectives, which are segregated from NYLIAC's general account, and are maintained for the benefit of separate account policyholders and NYLIAC. Separate account assets are stated at market value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its registered separate accounts, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect market value. For its guaranteed, non-registered separate account, the liability includes interest credited to the policies.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans is reported in Note 2 -- Significant Accounting Policies and Note 3 -- Investments. Fair values for policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values for derivative financial instruments are included in Note 10 -- Derivative Financial Instruments and Risk Management. Fair values for repurchase agreements are included in Note
11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The development of policy reserves and deferred policy acquisition costs for NYLIAC's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     NYLIAC issues certain variable products with various types of guaranteed minimum death benefits features. NYLIAC currently reserves for expected payments resulting from these features. NYLIAC bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market.

     NYLIAC regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed and asset-backed securities is based on historical experience and estimates of future payment experience on the underlying assets. Actual prepayment speeds will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     As a subsidiary of a mutual life insurance company, NYLIAC is subject to a tax on its equity base. The rates applied to NYLIAC's equity base are determined annually by the IRS after comparison of mutual life insurance company earnings for the year to the average earnings of the 50 largest stock life insurance companies for the prior three years. Due to the timing of earnings information, estimates of the current year's tax rate must be made by management. The ultimate amounts of equity base tax incurred may vary considerably from the original estimates.

RECENT ACCOUNTING PRONOUNCEMENTS

     During 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use", which requires capitalization of external and certain internal costs incurred to obtain or develop internal-use computer software during the application development stage.

     NYLIAC applied the provisions of SOP 98-1 prospectively effective January 1, 1999. The adoption of SOP 98-1 resulted in net capitalization of $37 million at December 31, 1999, which is included in other assets

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

RECENT ACCOUNTING PRONOUNCEMENTS -- (CONTINUED)

in the accompanying Balance Sheet. Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software, not to exceed five years.

     During 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". This Statement establishes new GAAP accounting and reporting standards for derivative instruments, including derivative instruments embedded in other contracts, and for hedging activities. In 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133", which postpones the implementation until the 2001 financial statements. In 2000, the FASB issued FASB Statement No. 138, "Accounting for Certain Hedging Activities, an amendment of FASB Statement No. 133" in order to address a limited number of implementation issues. Collectively, the implementation of these Statements is estimated to result in a reclassification of $48 million from Other Comprehensive Income to Net Income, before taxes.

     SFAS No. 133 requires that derivatives be reported in the balance sheet at their fair value, regardless of any hedging relationship that may exist. Accounting for the gains or losses resulting from changes in the values of those derivatives would depend on the use of the derivative and whether it qualifies for hedge accounting. Changes in fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria will be reported in earnings.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, NYLIAC has determined an estimated fair value using either a discounted cash flow approach, including provisions for credit risk generally based upon the assumption such securities will be held to maturity, broker dealer quotations, or management's pricing model.

     At December 31, 2000 and 1999, the maturity distribution of fixed maturities was as follows (in millions):

                                                              2000                       1999
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $   712      $   710       $   514      $   514
Due after one year through five years                   2,942        2,939         3,196        3,153
Due after five years through ten years                  2,462        2,408         2,167        2,099
Due after ten years                                     2,822        2,682         3,138        2,938
Mortgage and asset-backed securities:
  Government or government agency                       4,030        4,117         3,114        2,996
  Other                                                 2,106        2,137         1,631        1,589
                                                      -------      -------       -------      -------
     Total Available for Sale                         $15,074      $14,993       $13,760      $13,289
                                                      =======      =======       =======      =======

                                                              2000                       1999
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
HELD TO MATURITY                                       COST       FAIR VALUE      COST       FAIR VALUE
----------------                                     ---------    ----------    ---------    ----------
Due in one year or less                               $    49      $    49       $    17      $    17
Due after one year through five years                     213          298           272          360
Due after five years through ten years                    171          170           165          159
Due after ten years                                       179          179           206          194
Asset-backed securities                                    15           15            21           21
                                                      -------      -------       -------      -------
     Total Held to Maturity                           $   627      $   711       $   681      $   751
                                                      =======      =======       =======      =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)

     At December 31, 2000 and 1999, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           2000
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government Corporations and
  agencies                                           $   735        $ 24          $  1        $   758
U.S. agencies, state and municipal                     3,295          74            10          3,359
Foreign Governments                                       51           1            --             52
Corporate                                              8,887         149           349          8,687
Other                                                  2,106          47            16          2,137
                                                     -------        ----          ----        -------
     Total Available for Sale                        $15,074        $295          $376        $14,993
                                                     =======        ====          ====        =======
HELD TO MATURITY
Corporate                                            $   612        $ 92          $  8        $   696
Other                                                     15          --            --             15
                                                     -------        ----          ----        -------
     Total Held to Maturity                          $   627        $ 92          $  8        $   711
                                                     =======        ====          ====        =======

                                                                           1999
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government Corporations and
  agencies                                           $   635        $  7          $ 16        $   626
U.S. agencies, state and municipal                     3,046           7           129          2,924
Foreign Governments                                       20          --            --             20
Corporate                                              8,428          61           359          8,130
Other                                                  1,631           4            46          1,589
                                                     -------        ----          ----        -------
     Total Available for Sale                        $13,760        $ 79          $550        $13,289
                                                     =======        ====          ====        =======
HELD TO MATURITY
Corporate                                            $   661        $ 91          $ 22        $   730
Other                                                     20           1            --             21
                                                     -------        ----          ----        -------
     Total Held to Maturity                          $   681        $ 92          $ 22        $   751
                                                     =======        ====          ====        =======

EQUITY SECURITIES

     Estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and a matrix pricing model for private placement securities. At December 31, 2000 and 1999, the distribution of gross unrealized gains and losses on equity securities is as follows (in millions):

                  UNREALIZED    UNREALIZED    ESTIMATED
          COST      GAINS         LOSSES      FAIR VALUE
          ----    ----------    ----------    ----------
  2000    $124       $14           $12           $126
  1999    $ 80       $13           $ 4           $ 89

MORTGAGE LOANS

     NYLIAC's mortgage loans are diversified by property type, location and borrower, and are generally collateralized by the related property.

     The fair market value of the mortgage loan portfolio at December 31, 2000 and 1999 is estimated to be $2,046 million and $1,858 million, respectively. Market values are determined by discounting the projected

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS -- (CONTINUED)

cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 2000 and 1999, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to approximately $54 million and $37 million, respectively, at a fixed market rate of interest. These commitments are diversified by property type and geographic region.

     The general reserve provision for losses on mortgage loans was $4 million at December 31, 2000 and 1999, respectively. There were no specific provisions for losses as of December 31, 2000 and 1999. The activity in the general reserves as of December 31, 2000 and 1999 is summarized below (in millions):

                                                              2000    1999
                                                              ----    ----
Beginning Balance                                             $ 4      $1
Additions/(reductions) charged/(credited) to operations        --       3
                                                              ---      --
Ending Balance                                                $ 4      $4
                                                              ===      ==

     NYLIAC accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is generally recognized on a cash basis. Cash payments on loans in the process of foreclosure are generally treated as a return of principal.

     At December 31, 2000 and 1999, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                   2000        1999
                                                 --------    --------
Property Type:
  Office building                                 $  809      $  795
  Retail                                             396         385
  Apartments                                         167         185
  Residential                                        369         302
  Other                                              252         183
                                                  ------      ------
     Total                                        $1,993      $1,850
                                                  ======      ======
Geographic Region:
  Central                                         $  565      $  438
  Pacific                                            268         255
  Middle Atlantic                                    469         444
  South Atlantic                                     512         534
  New England                                        145         121
  Other                                               34          58
                                                  ------      ------
     Total                                        $1,993      $1,850
                                                  ======      ======

REAL ESTATE

     At December 31, 2000 and 1999, NYLIAC's real estate portfolio consisted of the following (in millions):

                                                              2000    1999
                                                              ----    ----
Investment                                                    $34     $63
Acquired through foreclosures                                  --       9
                                                              ---     ---
     Total real estate                                        $34     $72
                                                              ===     ===

     Accumulated depreciation on real estate at December 31, 2000 and 1999, was $8 million and $11 million, respectively. Depreciation expense totaled $1 million in 2000 and $3 million in 1999 and 1998.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2000, 1999 and 1998, were as follows (in millions):

                                                 2000      1999      1998
                                                ------    ------    ------
Fixed Maturities                                $1,121    $1,013    $  972
Equity Securities                                    7        10         7
Mortgage Loans                                     147       134       116
Real Estate                                          9        15        15
Policy Loans                                        46        41        40
Derivative Instruments                              (1)        1         1
Other                                               15        16         1
                                                ------    ------    ------
  Gross investment income                        1,344     1,230     1,152
Investment expenses                                (32)      (51)      (44)
                                                ------    ------    ------
     Net investment income                      $1,312    $1,179    $1,108
                                                ======    ======    ======

     During 1999 a fixed maturity investment that had been classified as held to maturity was transferred to available for sale and subsequently sold due to credit deterioration. The investment had an amortized cost of $10,052,000, and the sale resulted in a realized gain of $82,000.

     For the years ended December 31, 2000, 1999 and 1998, realized investment gains (losses) computed under the specific identification method are as follows (in millions):

                                                  2000                           1999                           1998
                                        -------------------------      -------------------------      -------------------------
                                        GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                        -----              ------      -----              ------      -----              ------
Fixed Maturities                        $ 80               $(157)      $ 64                $(87)      $ 87                $(29)
Equity Securities                         17                  (7)        34                  (8)         7                  (7)
Mortgage Loans                             8                  (1)         4                  --         16                  (8)
Real Estate                               12                  (3)         5                  (2)         6                  (2)
Other                                     13                  (1)         2                  --          3                 (10)
                                        ----               -----       ----                ----       ----                ----
     Subtotal                           $130               $(169)      $109                $(97)      $119                $(56)
                                        ====               =====       ====                ====       ====                ====
Investment gains (losses), net                    $(39)                          $12                            $63
                                                  ====                           ===                            ===

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on fixed maturities available for sale are included in the Balance Sheet as a component of "Accumulated other comprehensive loss". Changes in these amounts include reclassification adjustments to avoid double counting in "Comprehensive income" items that are part of "Net

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NET UNREALIZED INVESTMENT GAINS (LOSSES) -- (CONTINUED)

income" for a period that also had been part of "Other comprehensive income" in earlier periods. The amounts for the years ended December 31, are as follows (in millions):

                                                              2000     1999     1998
                                                              -----    -----    ----
Net unrealized investments gains (losses), beginning of the
  year                                                        $(191)   $ 201    $157
                                                              -----    -----    ----
Changes in net unrealized investment gains (losses)
  attributable to:
  Investments:
     Net unrealized investment gains (losses) arising
       during the period                                        302     (612)     24
     Less: Reclassification adjustments for gains (losses)
       included in net income                                    41        1     (35)
                                                              -----    -----    ----
     Change in net unrealized investment gains (losses),
       net of adjustments                                       261     (613)     59
Impact of net unrealized investment gains (losses) on:
     Policyholders' account balance                              (3)      (7)     (1)
     Deferred policy acquisition costs                          (98)     228     (14)
                                                              -----    -----    ----
Change in net unrealized investment gains (losses)              160     (392)     44
                                                              -----    -----    ----
Net unrealized investment gains (losses), end of year         $ (31)   $(191)   $201
                                                              =====    =====    ====

     Net unrealized gains (losses) on investments arising during the periods reported in the above table are net of income tax expense (benefit) of $162 million, $(330) million and $31 million for the years ended December 31, 2000, 1999 and 1998, respectively.

     Reclassification adjustments reported in the above table for the years ended December 31, 2000, 1999 and 1998 are net of income tax expense (benefit) of $(22) million, $0 million and $19 million, respectively.

     Policyholders' account balance reported in the above table are net of income tax expense (benefit) of $(2) million, $(3) million and $0 million for the years ended December 31, 2000, 1999 and 1998, respectively.

     Deferred policy acquisition costs in the above table for the years ended December 31, 2000, 1999 and 1998 are net of income tax expense (benefit) of $(53) million, $122 million and $(8) million, respectively.

NOTE 5 -- INSURANCE LIABILITIES

     NYLIAC's annuity contracts are primarily deferred annuities. The carrying value, which approximates fair value, of NYLIAC's liabilities for deferred annuities at December 31, 2000 and 1999, was $7,944 million and $7,279 million, respectively.

NOTE 6 -- SEPARATE ACCOUNTS

     NYLIAC maintains eight non-guaranteed, registered separate accounts for its variable deferred annuity and variable life products. NYLIAC maintains investments in the registered separate accounts of $40 million and $71 million at December 31, 2000 and 1999, respectively. The assets of the separate accounts, which are carried at market value, represent investments in shares of the New York Life sponsored MainStay VP Series Fund and other non-proprietary funds.

     NYLIAC maintains one guaranteed separate account for universal life insurance policies. This account provides a minimum guaranteed interest rate with a market value adjustment imposed upon certain surrenders. The assets of this separate account are carried at market value.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs (DAC) for the years ended December 31, 2000, 1999 and 1998 is as follows (in millions):

                                                              2000      1999      1998
                                                             ------    ------    ------
Balance at beginning of year before adjustment
  for unrealized gains (losses) on investments               $1,326    $1,028    $  836
Current year additions                                          444       372       286
Amortized during year                                          (140)      (74)      (94)
                                                             ------    ------    ------
Balance at end of year before adjustment for unrealized
  gains (losses) on investments                               1,630     1,326     1,028
Adjustment for unrealized gains (losses) on investments          30       181      (169)
                                                             ------    ------    ------
Balance at end of year                                       $1,660    $1,507    $  859
                                                             ======    ======    ======

NOTE 8 -- FEDERAL INCOME TAXES

     The components of the net deferred tax liability (asset) as of December 31, 2000 and 1999 are as follows (in millions):

                                                              2000    1999
                                                              ----    ----
Deferred tax assets:
  Future policyholder benefits                                $303    $258
  Employee and agents benefits                                  53      52
  Investments                                                   --     131
                                                              ----    ----
     Gross deferred tax assets                                 356     441
                                                              ====    ====
Deferred tax liabilities
  Deferred policy acquisition costs                            416     374
  Investments                                                    3      --
  Other                                                         24      14
                                                              ----    ----
     Gross deferred tax liabilities                            443     388
                                                              ----    ----
       Net deferred tax liability (asset)                     $ 87    $(53)
                                                              ====    ====

     Set forth below is a reconciliation of the Federal income tax rate to the effective tax rate for 2000, 1999 and 1998:

                                                            2000     1999     1998
                                                            -----    -----    ----
Statutory federal income tax rate                            35.0%    35.0%   35.0%
Equity base tax                                               4.3      5.9     1.7
Tax exempt income                                            (3.8)    (1.1)    (.5)
Other                                                        (2.4)    (1.5)    (.2)
                                                            -----    -----    ----
Effective tax rate                                           33.1%    38.3%   36.0%
                                                            =====    =====    ====

     NYLIAC's Federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1995. There were no material effects on NYLIAC's results of operations as a result of these audits. NYLIAC believes that its recorded income tax liabilities are adequate for all open years.

NOTE 9 -- REINSURANCE

     NYLIAC has entered into cession reinsurance agreements on a coinsurance basis with non-affiliated companies and on a yearly renewable term basis with affiliated and non-affiliated companies.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 9 -- REINSURANCE -- (CONTINUED)

     NYLIAC has ceded yearly renewable term reinsurance with affiliated companies. Under these agreements, included in the accompanying statement of income are $2.3 million, $1.5 million and $.9 million of ceded premiums at December 31, 2000, 1999 and 1998, respectively.

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     NYLIAC uses derivative financial instruments to manage interest rate, commodity and market risk. These derivative financial instruments include interest rate floors and interest rate and commodity swaps. NYLIAC has not engaged in derivative financial instrument transactions for speculative purposes.

     Notional or contractual amounts of derivative financial instruments provide only a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments which relate to interest rates or other financial indices.

     NYLIAC is exposed to credit-related losses in the event that a counterparty fails to perform its obligations under contractual terms. The credit exposure of derivative financial instruments is represented by the sum of fair values of contracts with each counterparty, if the net value is positive, at the reporting date.

     NYLIAC deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations. NYLIAC has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the future creditworthiness of counterparties. NYLIAC uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

INTEREST RATE RISK MANAGEMENT

     NYLIAC enters into various types of interest rate contracts primarily to minimize exposure of specific assets held by NYLIAC to fluctuations in interest rates.

     The following table summarizes the notional amounts and credit exposures of interest rate related derivative transactions (in thousands):

                                                     2000                    1999
                                             --------------------    --------------------
                                             NOTIONAL     CREDIT     NOTIONAL     CREDIT
                                              AMOUNT     EXPOSURE     AMOUNT     EXPOSURE
                                             --------    --------    --------    --------
Interest Rate Swaps                          $225,000     $1,938     $225,000      $--
Interest Rate Floors                         $150,000     $  402     $150,000      $92

     Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional amount. Swap contracts outstanding at December 31, 2000 are between three years, seven months and eighteen years four months in maturity. At December 31, 1999 such contracts were between four years, seven months and nineteen years in maturity. NYLIAC does not act as an intermediary or broker in interest rate swaps.

     The following table shows the type of swaps used by NYLIAC and the weighted average interest rates. Average variable rates are based on the rates which determine the last payment received or paid on each contract; those rates may change significantly, affecting future cash flows:

                                                                2000        1999
                                                              --------    --------
Receive -- fixed swaps -- Notional amount (in thousands)      $225,000    $225,000
  Average receive rate                                            6.64%       6.50%
  Average pay rate                                                6.26%       5.17%

     During the term of the swap, net settlement amounts are recorded as investment income or expense when earned. Fair values of interest rate swaps were $1,728,000 and ($8,420,000) at December 31, 2000 and 1999, respectively, based on broker/dealer quotations.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INTEREST RATE RISK MANAGEMENT -- (CONTINUED)

     Interest rate floor agreements entitle NYLIAC to receive amounts from counterparties based upon the difference between a strike price and current interest rates. Such agreements serve as hedges against declining interest rates on a portfolio of assets. Amounts received during the term of interest rate floor agreements are recorded as investment income.

     At December 31, 2000 and 1999, unamortized premiums on interest rate floors amounted to $222,000 and $315,000, respectively. Fair values of such agreements were $402,000 and $92,000 at December 31, 2000 and 1999, respectively, based on broker/dealer quotations.

COMMODITY RISK MANAGEMENT

     NYLIAC has a bond investment with interest payments linked to the price of crude oil. NYLIAC has entered into a commodity swap with a total notional amount of $7,500,000 as a hedge against this commodity risk. The credit exposure of the swap was $38,000 and $0 at December 31, 2000 and 1999, respectively.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     NYLIAC is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     NYLIAC participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2000 and 1999, $755 million and $246 million, respectively, of NYLIAC's fixed maturities and equity securities were on loan to others, but were fully collateralized in an account held in trust for NYLIAC. Such assets reflect the extent of NYLIAC's involvement in securities lending, not NYLIAC's risk of loss.

     NYLIAC enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, NYLIAC obtains the use of funds from a broker for approximately one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2000 of $132 million ($620 million at December 31,
1999) approximates fair value. The investments acquired with the funds received from the securities sold are primarily included in cash and cash equivalents in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides NYLIAC with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges NYLIAC for the identified costs associated with these services and facilities under the terms of a Service Agreement between New York Life and NYLIAC. Such costs, amounting to $476 million for the year ended December 31, 2000 ($393 million for 1999 and $335 million for 1998) are reflected in operating expenses and net investment income in the accompanying Statement of Income.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

     In addition, NYLIAC is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. NYLIAC was allocated $7 million for its share of the net periodic post-retirement benefits expense in 2000 ($12 million and $8 million in 1999 and 1998, respectively) and $2 million for the post-employment benefits expense in 2000 ($3 million in 1999 and $2 million in 1998) under the provisions of the Service Agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, in 1999 New York Life concluded a comprehensive expense reduction program expected to streamline processes and improve profitability. As a result of job eliminations and early retirement benefits as defined in management's termination plan, NYLIAC was allocated $16 million for its share of these restructuring costs in 1999, which are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     At December 31, 2000 and 1999, NYLIAC has a net liability of $111 million and $80 million, respectively for the above described services which are included in other liabilities in the accompanying Balance Sheet.

     In 1999 NYLIAC sold a $197 million Corporate Sponsored Variable Universal Life (CSVUL) policy and a $82 million Corporate Sponsored Universal Life (CSUL) policy to a Voluntary Employee Benefit Association (VEBA) trust. This trust was established to fund New York Life's retired employees medical and dental benefits. In addition, in 1999 and 1998, NYLIAC sold a Corporate Owned Life
(COLI) policy to New York Life for $180 million and $250 million in premiums, respectively. These policies were sold on the same basis as policies sold to unrelated customers.

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Federal income taxes paid were $7 million, $48 million, and $67 million during 2000, 1999 and 1998, respectively.

     Total interest paid was $12 million, $30 million and $27 million during 2000, 1999 and 1998, respectively.

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

     At December 31, 2000 and 1999, statutory stockholder's equity was $1,098 million and $1,130 million, respectively. Statutory net income for the years ended December 31, 2000, 1999 and 1998 was $0.4 million, $63 million and $10 million, respectively.

     The State of Delaware Insurance Department has adopted the NAIC's Codification of Statutory Accounting Principles guidance, effective January 1, 2001. The Company has estimated the effect of adoption will be a net increase in statutory surplus of approximately $35 million (unaudited).

     NYLIAC is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends can not be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations.

     No dividends were paid or declared for the years ended December 31, 2000, 1999 and 1998.

     As of December 31, 2000, the amount of available and accumulated funds derived from earned surplus from which NYLIAC can pay dividends is $593 million. The maximum amount of dividends which may be paid in 2001 without prior approval is $109.8 million.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation

In our opinion, the accompanying balance sheet and the related statements of income, of comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting in 1999 for the cost of computer software developed or obtained for internal use.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036
March 12, 2001